As filed with the Securities and Exchange Commission on May 24, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Emma Rodriguez-Ayala, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

# Ariel investments

# The Patient Investor

March 31, 2024

SEMI-ANNUAL REPORT The Patient Investor March 31, 2024

Shareholder Report Content and Delivery Options As required under applicable regulations, on July 24, 2024, fund shareholder reports will only highlight key information for investors to assess and monitor their fund investments. Certain details, including financial statements, will no longer appear in the streamlined shareholder reports but will be available online and delivered free of charge upon request. If you currently receive shareholder reports in the mail or electronically, there will be no change in your delivery method. If you currently receive a mailed postcard stating a shareholder report is available on our website, reports any time after July 24, 2024 will be mailed. If you prefer to receive these shareholder reports electronically, please visit www.arielinvestments.com/e-delivery to enroll in e-delivery. Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 • arielinvestments.com • linkedin.com/company/ariel-investments • instagram.com/arielinvestments • twitter.com/arielinvests

Ariel Fund Ariel Appreciation Fund

As of March 31, 2024

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Fund	6.41	15.55	2.96	8.76	8.31	10.78

Russell 2500 Value Index	6.07	21.33	5.36	9.37	7.68	10.70

Russell 2500 Index	6.92	21.43	2.97	9.90	8.84	10.54

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.94
* The inception date for Ariel Fund is 11/06/86.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Appreciation Fund	4.06	13.16	3.14	7.98	6.84	10.03

Russell Midcap Value Index	8.23	20.40	6.80	9.93	8.57	10.97

Russell Midcap Index	8.60	22.35	6.06	11.09	9.95	11.16

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.46

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: Stocks continued the barnburner rally that started last October with the S&P 500 posting its best first quarter in 5 years. In the process, the world-beating tech giants dubbed the Magnificent Seven morphed into the “Fab Four.” (This frenzy is for Artificial Intelligence, not the Beatles.) Amazon.com, Inc. (AMZN), Meta Platforms, Inc. (META), Microsoft Corporation (MSFT) and Nvidia Corporation (NVDA), ultimately accounted for half of the S&P 500’s gains and helped drive the index “to 22 all-time closing highs” in just three months.1

Still, it was a broad-based rally, with every sector of the S&P 500 managing positive returns except Real Estate. The backdrop of a solid economy, low unemployment and diminishing inflation put investors in an ebullient mood and stocks showed it. With no signs of a recession in sight, Wall

Street cheered a soft economic landing and eagerly awaited a series of interest rate cuts. Although large cap stocks dominated, small- and mid-cap issues rose too—albeit much less dramatically. Despite their more muted returns, smaller companies continue to represent the greatest value in the U.S.

During the quarter, Ariel Fund beat its value peers but slightly underperformed its core benchmark, while Ariel Appreciation Fund fell short on both counts. In physics, Sir Isaac Newton’s First Law of Motion tells us that “an object at rest, stays at rest and an object in motion, stays in motion…unless acted upon by an unbalanced force.”2 Such has been the case with momentum as the most pronounced factor driving stock market returns of late. Simply put, stocks that have gone up, go up more as investors pile in and create a self-fulfilling prophecy. Practically everything else gets less attention while

1 Mao, Hannah. “Wall Street’s Magnificent Seven Narrows to Become the Fab Four.” The Wall Street Journal. April 1, 2024. Page A1.

2 Newton, I., Motte, A. & Chittenden, N.W. (1848) Newton’s Principia: The Mathematical Principles of Natural Philosophy.

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valuation gaps grow, making the most overlooked investment opportunities even more compelling. In the absence of the highly anticipated rate cuts and a stronger than expected economy, higher for longer interest rates could be the “unbalanced force” that suddenly changes this trajectory. In the meantime, we continue to be actively patient as we hold high quality businesses with strong brands and franchises that have low capital reinvestment requirements and trade at discounts to our private market value estimates.

The Troubling Paramount Saga

On occasion, our conviction around one holding runs so high and the value gap becomes so extreme that we buy it across our portfolios. Such is the case with Paramount Global (PARA)—a name that has detracted from our returns—especially in recent weeks. It is increasingly rare to experience something for the first time after investing for more than four decades. The recent dramatic devaluation of Paramount Global shares as a result of market concerns surrounding an unconventional sale process is a situation we have never seen before.

On April 3rd, The Wall Street Journal reported Paramount had entered an exclusive 30-day negotiation with Skydance Media for control of the company. Days later, they also reported this potential combination was predicated on Board Chair, Shari Redstone’s sale of National Amusements, Inc. (NAI) to Skydance and a subsequent merger of Paramount and Skydance—with Skydance assuming control. To put this highly unusual transaction in context, there are approximately 40.7 million Class A shares trading on the open market—most of which are owned by Redstone’s National Amusement. Indeed, through NAI, Shari Redstone controls Paramount, although her shares represent less than 10% of the company’s economic value. Meanwhile, 611.8 million Class B non-voting shares are held by investors like Ariel that would ultimately be diluted if the Paramount/Skydance/NAI transaction is approved. In our view, it is unacceptable for one controlling shareholder to benefit at the expense of all others.

Paramount is a company we have owned in various iterations (i.e., formerly CBS Corporation, formerly Viacom Inc., formerly ViacomCBS Inc.) since 2006. As we were amassing our early positions, we participated in a block trade for shares made available when Shari’s father, the now deceased majority owner, Sumner Redstone, was squeezed by a margin call during the financial crisis.

Since then, as the stock has ebbed and flowed, we traded the name opportunistically and often successfully. We were aggressive buyers when we felt the shares were significantly undervalued; we scaled back when they grew to approach our private market value estimate. Over the years, famed media investor, Mario Gabelli, and other value investing greats have owned this name.

Last year, when discussing our position following a lackluster earnings report and subsequent dividend cut, we wrote, “In our view, Paramount’s long-term opportunity in streaming, joined with the value of its proprietary content, remain meaningfully underappreciated at current trading levels.” That one sentence captured our strong conviction in the underlying fundamentals of the company. Earlier this month, we continued to express a high degree of confidence in that view in both our public comments and in discussions with our investors. When a stock trades down, and our investment outlook has not materially changed, the investment becomes more attractive. As such, we even added to our position.

Based on Paramount’s own statements and representations, we believe its shares are significantly undervalued today. In fact, the company’s comments regarding long-term value potential are squarely at odds with a transaction that would materially dilute all but one shareholder. Prior to recent rumors, management consistently underscored Paramount’s growth trajectory. When the company reported better-than-expected earnings on its February conference call, our confidence in Paramount’s future grew as a direct result of the numbers as well as management’s forward-looking statements. On that call, the company provided guidance “for profitable growth in 2024 and beyond.” They also told investors to expect “domestic Paramount+ profitability in 2025”—which they deemed “a significant milestone.” Toward the end of the call, CEO Bob Bakish said the company was positioned for “significant total company’s earnings growth this year.” Further, when asked for an update on transaction discussions, Mr. Bakish re-affirmed Paramount’s ongoing priority to always seek and create shareholder value, emphatically stating: “And to be clear, that’s for all shareholders.”

Very recently, we have openly expressed our concerns about merger talks, which may be sidestepping competitive bidding in favor of an exclusive discussion, which we view to be averse to the company’s fair market value. Still, we believed the knowledgeable, experienced and independent members of the Paramount board of directors—whom we hold in high regard—would appropriately execute their fiduciary duties by

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ensuring any transaction would reflect fair market value to the benefit of all shareholders, including our separate account and mutual fund clients.

Instead, we were surprised by the April 11th announcement of a planned reduction in the size of the board and the pending departure of four directors—three of whom are independent. This timing was particularly disturbing given the falling share price. The lack of explanation or context in the company’s proxy filing regarding these changes alarmed us, too. In the absence of any company-issued information regarding the merger, the reasons for the upcoming director departures or the board downsizing, we believed it was our fiduciary duty to publicly share our concerns.

Although we remain troubled by the company’s silence, we never sell into chaos. When we evaluate any name, we consider the investment potential from today—not yesterday, last week, last month or last year. For now, we are comfortable holding Paramount because the underlying value of the company’s content and studio assets are worth far more than its recent share price. Unconfirmed accounts that some substantial bidders have recently surfaced only reinforce our view.

“For now, we are comfortable holding Paramount because the underlying value of the company’s content and studio assets are worth far more than its recent share price.”

Governance Clarity and Competitive Bidding

Just as we hold ourselves to the highest standards of duty and care, we expect Paramount leadership to do the same. To that end, we have urged Paramount to explain the recent governance changes which will be followed for the evaluation and approval of any strategic transaction. Additionally, the company should ensure the governing body designated to approve any merger is fully and substantively independent and can fulfill its requirements and fiduciary duties in accordance with Delaware law. Not doing so would deeply harm Paramount as well as shareholders like us who firmly believe in the company’s underlying value. We also strongly urged the board to ensure that any transaction is focused on realizing the company’s existing and long-term value and does not merely grant a premium to a single controlling shareholder. If rumors are true, the litigation that will ensue against Paramount and its leadership will be materially detrimental to the value of the company. To this last point, investors should not have to rely on rumors, speculation and the media to consider such serious corporate dealings. Transparent corporate filings and statements would end the obfuscation that is whipsawing the stock.

We have also respectfully requested that the board allow for a competitive bidding process that would maximize the value of all assets for the benefit of all shareholders. Given the diminished Class B share price, it is clear to us that the market does not believe an exclusive deal with the currently proposed party will be good for all shareholders. Usually, when merger transactions are announced, the shares find some equilibrium between the beginning price and the speculated ending price. With the stock having touched new lows, Paramount’s investors are voting with their feet. The lack of disclosures, questions surrounding board governance and company leadership as well as anticipation related to dilution from the rumored transaction have caused a repricing of the stock.

Patient Consideration

At Ariel, our patient investment philosophy resists knee-jerk reactions. Still, we diligently and continually assess changing conditions. We are concerned about the changing conditions at Paramount and do not believe the company should rush any merger, particularly under an exclusivity deal and with a controlling premium. Instead, the company and board have a fiduciary duty and obligation to take the time needed to seek the right deal with the right partners at a price that will drive long-term success for all.

We will continue to closely monitor this unusual situation. While not activist investors, we will advocate for a good outcome at Paramount for our clients and mutual fund shareholders.

Portfolio Comings and Goings

During the first quarter, Ariel Fund had no new purchases. However, once shares of tool innovator, Snap-on Incorporated (SNA), successfully reached our private market value estimate, we exited the position in Ariel Fund and its sibling, Ariel Appreciation Fund.

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In Ariel Appreciation Fund, we bought shares in Bio-Rad Laboratories Inc. (BIO) which manufacturers laboratory equipment and performs biological testing. Bio-Rad has been a long-time holding in other Ariel strategies and is a name we know well. The company offers innovative products in a growing global marketplace and 80% of its sales are derived from products where it leads in market share.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

P.S. On April 29th, Paramount Global announced its first quarter earnings—which beat expectations as the company stems losses at its Paramount+ streaming platform. It is highly unusual for us to comment on a routine earnings call, but we felt compelled to do so given the information that was provided. While the earnings beat was encouraging, our already serious misgivings were heightened by the announced departure of CEO, Bob Bakish, during such a tumultuous time for the company. In his place, Paramount has formed a three-person Office of the CEO. Without a clearly accountable leader, the haphazard appointment of three divisional CEOs feels like no CEO from our vantage point. Recently, we have written directly to Paramount’s independent directors to express our significant concerns and to impress upon them their responsibilities to uphold their fiduciary duty.

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Performance Summary	Ariel Fund

As of March 31, 2024

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	36.58	15.26	15.37	14.18

Industrials	22.87	22.86	22.62	12.15

Financials	20.38	19.06	14.71	10.21

Health Care	9.00	7.39	11.77	11.83

Real Estate	3.50	9.29	6.52	2.28

Utilities	3.11	3.88	2.95	2.47

Energy	2.17	5.69	5.31	4.03

Consumer Staples	1.78	2.52	2.70	4.81

Basic Materials	0.00	4.43	3.75	1.73

Technology	0.00	8.30	13.11	34.21

Telecommunications	0.00	1.32	1.19	2.12

Short-Term Investments	0.58	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	6.41	15.55	2.96	8.76	8.31	10.78

Ariel Fund-Institutional Class*	6.48	15.87	3.28	9.09	8.64	10.89

Russell 2500 Value Index	6.07	21.33	5.36	9.37	7.68	10.70

Russell 2500 Index	6.92	21.43	2.97	9.90	8.84	10.54

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.94

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

Investor Class	0.99%

Institutional Class	0.68%

Top Ten Equity Holdings (% of net assets)

1	Sphere Entertainment Company	4.27	6	Carlyle Group, Inc.	3.68

2	Madison Square Garden Entertainment Corporation	4.08	7	Northern Trust Corporation	3.68

3	Mohawk Industries, Inc.	4.07	8	Affiliated Managers Group, Inc.	3.57

4	Adtalem Global Education, Inc.	3.96	9	Jones Lang LaSalle, Inc.	3.50

5	Royal Caribbean Cruises, Ltd.	3.82	10	Lazard, Inc.	3.30

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Performance Summary	Ariel Appreciation Fund

As of March 31, 2024

Inception: December 1, 1989

Composition of Equity Holdings (%)

	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	25.34	16.31	14.40	10.21

Consumer Discretionary	24.11	12.95	14.64	14.18

Industrials	20.64	23.71	22.82	12.15

Health Care	11.91	6.47	9.17	11.83

Consumer Staples	5.16	3.69	3.75	4.81

Energy	4.87	5.74	5.30	4.03

Real Estate	4.30	9.76	7.40	2.28

Utilities	2.27	7.73	5.59	2.47

Basic Materials	0.00	4.30	3.43	1.73

Technology	0.00	8.77	13.06	34.21

Telecommunications	0.00	0.57	0.45	2.12

Short-Term Investments	1.46	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	4.06	13.16	3.14	7.98	6.84	10.03

Ariel Appreciation Fund-Institutional Class*	4.13	13.51	3.45	8.32	7.18	10.16

Russell Midcap Value Index	8.23	20.40	6.80	9.93	8.57	10.97

Russell Midcap Index	8.60	22.35	6.06	11.09	9.95	11.16

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.46

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of February 1, 2024)

Investor Class	1.13%

Institutional Class	0.82%

Top Ten Equity Holdings (% of net assets)

1	Northern Trust Corporation	4.21	6	Laboratory Corporation of America Holdings	3.11

2	Goldman Sachs Group, Inc.	3.93	7	Stanley Black & Decker, Inc.	3.01

3	Mattel, Inc.	3.70	8	CarMax, Inc.	2.94

4	Charles River Laboratories International, Inc.	3.65	9	Interpublic Group of Companies, Inc.	2.93

5	The Charles Schwab Corporation	3.17	10	Generac Holdings, Inc.	2.91

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel Focus Fund

As of March 31, 2024

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Focus Fund	7.45	14.54	2.76	8.38	6.44	6.23

Russell 1000 Value Index	8.99	20.27	8.11	10.31	9.01	8.06

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.40

* The inception date for Ariel Focus Fund is 06/30/05.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: In the first quarter ended March 31, 2024, Ariel Focus Fund returned +7.45%, trailing our Russell 1000 Value benchmark, which rose +8.99% as well as the S&P 500 Index, which increased +10.56%. Value stocks continued to trail growth stocks. Ariel Focus Fund continues to hold larger weights in value stocks trading at low multiples of earnings than the large cap index.

Stories My Grandfather Told Me: Buy ‘em at one; Sell ‘em at two!

At the end of March, Goldman Sachs Group, Inc. (GS) was our largest holding, an outcome related to advice I received from my grandfather a long time ago.

Many grandfathers sit with their young grandchildren recounting stories of great sporting events they may or may not have witnessed. “I was there when Willie Mays caught the ball over his shoulder” or “I was there when Babe Ruth called his home run against the Cubs.” My grandfather also told me stories. However, his tales were about the stock market.

When he first advised me, “Buy ‘em at one; Sell ‘em at two,” I thought he might be instructing me to purchase a series of Spider Man comics for one dollar and then turn around and sell them for two. Instead, he told me how magical it was to purchase bank stocks for “1.0x (!) book value.”

He had already taught me that “buying at book value” was a strategy of purchasing banks for the value of their assets less their liabilities. Now he explained to me that if you bought a bank stock for a price equal to its book value, your entire purchase price was covered by the securities held by the bank. Loans, stocks, bonds and mortgages were equal to what you paid. But the best part, my grandfather excitedly added, was the bank’s fee-paying services came for free! This included the capital markets fees, custody fees, loan origination fees, trust department fees, safety deposit box fees and the merger and acquisition fees. These were all on top of the investment returns emanating from the bank’s loans and stocks and bonds. So long as the bank’s accounting was on the up and up, and they were not inflating their book value, it was easy to make a good return if you paid 1.0x book for a bank stock. My grandfather loved to tell his oldest grandson stories about the wonderful world of investing.

Like all stories told by grandparents everywhere, this one has a happy ending. “Sell ‘em at two!” was how the tale concluded. The wise investor sells bank stocks when they trade at 2.0x book value. My grandfather believed it was relatively easy for a bank with a healthy set of assets to earn a market rate of

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return on its book value, but relatively hard to post a return on book of twice the market rate—the return required to justify a price to book value of 2.0x. Banking is a competitive business and if anyone is earning double the market rate on capital, new entrants will usually spring up and drive returns down. Following my grandfather’s advice some four decades later…

Ariel Focus Fund initiated a position in Goldman Sachs in May of 2010 at $145.85 a share. Chart 1 shows the stock price of Goldman (the orange line measured on the right axis) and its price to book ratio (the gray line measured on the left axis). Our initial purchase was made when Goldman was trading very close to my grandfather’s directive: 1.0x book!

Over the last 20 years, whenever Goldman has traded at 1.0x book or less, its stock has moved higher. Goldman traded below book value in 2011 during the debt-ceiling crisis, then again in 2016 during Brexit. Once again in 2020, COVID took Goldman’s share price to a remarkable 0.6x book.

At the end of March, Goldman closed at $417.69, up +9% for the first quarter and more than double our initial 2010 purchase price.

Chart 1: Goldman Sachs Stock Price Versus Price to Book Ratio

As the above chart shows, my grandfather was also right about selling at 2.0x book! This would have been good advice to follow in 2007 before the Great Financial Crisis when Goldman traded 2-2.5x book, with its stock hovering above $225—a price it would not see again for nearly a decade. Today, while Goldman shares have appreciated significantly from their Covid lows, its 1.2x price-to-book ratio is much closer to my grandfather’s buy signal than his sell.

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Goldman Sachs is not our only bank holding trading close to our 1.0x book target. As we go to press, BOK Financial Corporation (BOKF), the previously named Bank of Oklahoma, trades for 1.2x book, while Bank of America Corporation (BAC) has an even more attractive ratio of 1.1x.

Nothing in my grandfather’s story means that these attractively priced bank stocks are guaranteed to produce a profit. A bear market in stocks and/or bonds could drive book value down and take their share prices down in sympathy. But in the long run, this strategy gives an investor an opportunity to earn an excess return from the fee generating power of the bank’s franchise. We are hoping for a happy ending when Goldman Sachs trades for 2.0x book again and we can all live happily ever after.

“In the long run, this strategy gives an investor an opportunity to earn an excess return from the fee generating power of the bank’s franchise.”

Portfolio Contributors and Detractors

During the first quarter, the three holdings that detracted most from the performance of Ariel Focus Fund were all commodity related: APA Corporation (APA), down -3.4%; Barrick Gold Corporation (GOLD) down -7.4%; and The Mosaic Company (MOS), down -8.5%. Notably, the underlying commodities of APA and Barrick Gold were strong in the first quarter. The fundamentals around Mosaic’s fertilizer products are more complicated.

In the first three months of 2024, oil prices were propelled higher by unrest in the Middle East and the Organization of the Petroleum Exporting Countries’(OPEC) production cuts. The price of a barrel of West Texas Intermediate jumped +16.1% during the quarter. Normally, APA’s stock price is highly correlated to the underlying commodity, but not of late. The future curve for oil is currently in “backwardation” which means the market is demanding a premium for current production but expects a lower price going forward. This could occur if electric vehicle production increases and reduces demand for oil. An end to war in the Middle East could relieve pressure on global oil supply, bringing down prices as well. Finally, a weak Chinese economy might reduce oil demand. As a result of this pessimistic outlook for oil, APA currently trades at a price/earnings (P/E) multiple of less than 6.0x our estimate of forward earnings. We believe the world’s population will see improvement in their standard of living over the next decades just as they have in the past. Demand for petroleum products should grow in tandem until the middle of this century in our opinion. At a P/E of 6.0x, we believe we have a margin of safety even if our oil demand estimates prove optimistic.

Barrick Gold’s share price declined in the first quarter despite an increase in the price of gold. Gold increased from $2,071.80 at the end of 2023 to an all-time high of $2,238.49 at the end of the quarter. Many investors view gold as a hedge against inflation, which they expect to decline toward the Federal Reserve’s 2% target. The bears argue gold miners will suffer in a disinflationary environment. While we understand this analysis, trillion-dollar U.S. federal deficits are not going away anytime soon. We believe Barrick Gold should be well positioned for any unpleasant surprises on the inflation front.

Unlike oil and gold, the fertilizer market is more opaque. Mosaic produces potash and phosphates by the ton, and sells to countries and farming cooperatives in private, heavily negotiated transactions. However, the price of corn in the public market is very visible. Corn prices are a reasonable gauge for the health of farmers, particularly in North America where much of Mosaic’s fertilizer tonnage is sold. At the outbreak of the Russian Ukrainian War in 2022, corn prices surged above $7 a bushel with Ukrainian shipments sharply curtailed. Simultaneously, shipments from Russia and their allies in Belarus were negatively impacted by economic sanctions and trade restrictions. Since then, corn prices have declined steadily to just over $4 today. These lower corn prices reduced the ability and desire of farmers to maximize yields per acre through their use of fertilizers.

The effect of these conditions on Mosaic is relatively short term in nature and helps explain share weakness in recent years. We are bullish on the company as we anticipate continuous improvements in global diets resulting in increased consumption of animal-based proteins, particularly chickens, cattle and hogs. In turn, this protein consumption will result in increased demand for grains, all to be produced on declining agricultural acreage due to expanding urbanization and climate change.

Yield per acre must increase globally to feed an expanding population with an improving diet. Finally, tightening environmental regulations will make it more expensive to produce new fertilizer capacity near the most efficient agricultural acreage, particularly in North America. We see continued growth in demand for fertilizers with relatively modest increases in supply. Finally, Mosaic currently trades at less than 0.9x book value.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman

Head of Investment Group

SLOW AND STEADY WINS THE RACE	11

Performance Summary	Ariel Focus Fund

As of March 31, 2024

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Industrials	26.38	16.55	12.15

Financials	24.92	20.94	10.21

Consumer Discretionary	15.49	8.64	14.18

Energy	11.02	8.14	4.03

Health Care	7.05	13.59	11.83

Basic Materials	6.17	3.51	1.73

Technology	5.37	8.30	34.21

Consumer Staples	1.83	7.07	4.81

Real Estate	0.00	4.61	2.28

Telecommunications	0.00	3.69	2.12

Utilities	0.00	4.97	2.47

Short-Term Investments	1.78	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	7.45	14.54	2.76	8.38	6.44	6.23

Ariel Focus Fund-Institutional Class*	7.51	14.87	3.02	8.66	6.71	6.40

Russell 1000 Value Index	8.99	20.27	8.11	10.31	9.01	8.06

S&P 500 Index	10.56	29.88	11.49	15.04	12.96	10.40

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.00%	1.16%

Institutional Class	0.75%	0.86%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25.

Top Ten Equity Holdings (% of net assets)

1	Goldman Sachs Group, Inc.	6.61	6	Bank of America Corporation	4.86

2	Snap-on, Inc.	6.22	7	Resideo Technologies, Inc.	4.74

3	Mohawk Industries, Inc.	5.73	8	APA Corporation	4.65

4	Oracle Corporation	5.37	9	Lockheed Martin Corporation	4.41

5	BOK Financial Corporation	5.28	10	PHINIA, Inc.	3.99

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Ariel International Fund Ariel Global Fund

As of March 31, 2024

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel International Fund	5.55	10.17	2.35	3.85	2.97	4.92

MSCI EAFE Net Index	5.78	15.32	4.78	7.32	4.80	7.10

MSCI ACWI ex-US Net Index	4.69	13.26	1.93	5.96	4.25	6.05

MSCI EAFE Value Net Index	4.48	17.32	6.59	6.39	3.49	6.09

MSCI ACWI ex-US Value Net Index	3.40	15.34	4.58	5.35	3.20	5.18

* The inception date for Ariel International Fund is 12/30/11.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Global Fund	7.35	15.79	7.11	7.81	6.48	8.07

MSCI ACWI Net Index	8.20	23.22	6.95	10.91	8.66	10.26

MSCI ACWI Value Net Index	6.85	18.01	6.66	7.63	5.98	8.02

* The inception date for Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: This quarter, the stock market rally broadened beyond the mega-cap U.S. tech stocks that have been in vogue, but enthusiasm for artificial intelligence (AI) continues to have an outsized impact as their valuations have soared. The tremendous advancement in AI technologies is impressive, and long-term structural tailwinds exist. We believe AI has the power to be truly transformational, and like past innovations, we anticipate a long, winding road. The large premiums placed on a handful of companies suggest investors believe the value of AI technologies may be limited to a select few. Concentration in these perceived winners has the S&P 500 selling at a price-to-earnings ratio (PE) of 26.0x trailing earnings at quarter end.

Chasing this latest trend is expensive, and once a stock market trend gains enough traction to have a catchy name,

its golden era may already be over. A recent Wall Street Journal analysis of the eight named trends over the last decade indicated that the named group of stocks saw performance peak 12 months after being given a moniker.1 As we write, the “Magnificent Seven”2 is celebrating its 11th month birthday. They represent 18% of the MSCI All Country World Index (ACWI). This dominance has caused the U.S. equity markets to represent a staggering 60% of the MSCI ACWI Index—an influence that we have not seen in more than two decades.

Not surprisingly, this environment reminds us of the late 1990s when the market chased productivity and tech stocks. The sectoral performance patterns, narrow market leadership and high valuations we see today resemble the explosive, pre-bubble rally from late 1998 to early 2000. By contrast

1 Horstmeyer, Derek., “Once a Hot Stock-Market Trend Has a Name, Its Best Days Are Likely Past,” The Wall Street Journal, published March 1, 2024 and accessed April 1, 2024.

2 Magnificent Seven – Nvidia Corporation, Meta Platforms, Inc., Amazon, Inc., Microsoft Corporation, Alphabet Inc., Apple Inc. and Tesla, Inc.

SLOW AND STEADY WINS THE RACE	13

to the late 1990s, these market-leading companies are more profitable. At the same time, the overall stock market has a lower assumed volatility, suggesting high confidence. The Chicago Board Options Exchange (CBOE) Market Volatility Index, or VIX, which has become synonymous with market sentiment and an anchor for risk management, is hovering at record lows—almost half the level of the late 1990s. More recently, it has fallen -30% from one year ago and -80% from March 2020. This signals a bull market to some, while serving as a potential warning sign of trouble ahead for others.

Against this backdrop, Ariel International Fund returned

+5.55%, shy of the MSCI EAFE Index’s +5.78% rise. Meanwhile, Ariel Global Fund advanced +7.35%, which was 85 basis points under the MSCI ACWI Index’s +8.20% in the first quarter.

Although we fell short of our respective benchmarks in an up market, we are pleased to see our overall portfolios capture more of the market’s rise than in past rallies by 1) bringing down cash levels; 2) reducing “tail” positions; 3) lessening portfolio concentration in the largest three positions; and 4) further increasing our focus on stocks with both attractive valuations and solid business momentum. We have intentionally sought to capture more upside while minding downside protection. Our recent upside participation was driven by strong performance from some of our largest positions that do not succumb to “trendiness.” Still, we have maintained the strategy’s defensive tilt that is poised to withstand economic deceleration and provide downside protection.

Investor FOMO

A powerful technology shift is underway, driven by AI, and long-term success depends on the ability to scale and generate revenue from new AI-powered products and services. For example, some large-scale AI applications require 100x more processing power than current models which will force companies to make sizeable investments. As winners and losers emerge, we like the prospects for semiconductor companies and cybersecurity. Semiconductors are foundational to the immense computation resources that drive AI’s complex algorithms.

Last quarter, we discussed three semiconductor holdings: Intel Corporation, Samsung Electronics Company, Ltd and

Taiwan Semiconductor Manufacturing Co. While Intel fell -11.9% for the first three months of the year, the business fundamentals remain compelling for long-term investors. Meanwhile, Samsung was up +0.7%, but is lagging in high-speed memory in these early rounds. It is working hard to catch up and has the potential to tap into this fast-rising segment soon. Lastly, global semiconductor leader Taiwan Semiconductor Manufacturing Co. surged +26.4% during the first quarter.

“A powerful technology shift is underway, driven by AI, and long-term success depends on the ability to scale and generate revenue from new AI-powered products and services.”

Also supercharged by FOMO, the Nikkei 225 Index representing the biggest Japanese companies, reached an all-time high this quarter after being in a holding pattern for 34 years. Japan’s economic success and stock market rebound are largely attributed to 25 years of reform efforts in Tokyo. While the sharp rise has meant fewer attractively-valued opportunities in Japan, we benefitted from owning automobile and aerospace manufacturer, Subaru Corporation, which soared +25.7% following a solid earnings report and future potential in the electric vehicle category.

With Japan amped up by FOMO hype, investors may want to look at South Korea, as Seoul seeks to replicate Tokyo’s success through corporate tax incentives, prioritizing shareholder returns and a new “Korea Value-Up Index”3 for those with improved governance.

These programs should benefit banks like KB Financial Group, which is one of the largest bank-centric financial groups in Korea. The stock was a strong contributor in Ariel Global Fund this quarter—gaining +25.3% following strong capital returns to shareholders through dividends and buybacks in addition to the company’s robust and stable diversified profit structure.

When it comes to avoiding FOMO, one study suggests “…a shift in attentional control: Focus less on the potential losses of missing out and focus more on immediate gains for what’s being done in the now.” The Chinese stock market looks like

[3] “The Korea Value-Up Index is a new benchmark index currently being developed by the KRX. The newly developed index will be composed of companies that have outstanding valuations and those demonstrating improvement in their valuations. Companies with outstanding performance in their valuation enhancement efforts may be eligible to receive preferential treatment in being included in the value-up index. The KRX is currently examining various issues regarding the development of the value-up index. In close consultation with institutional investors, the KRX plans to finish up developing Korea value-up index by the third quarter of this year.” Source: Financial Services Commission Press Release, March 14, 2024.

14	SLOW AND STEADY WINS THE RACE

the opposite of FOMO these days and may represent future gains that will come from “what’s being done in the now.”4 We remain bullish on Mainland China stocks trading at low valuations, which stand to benefit from a gradual economic recovery. Although China’s dominant search engine, Baidu, Inc., fell -11.7% during the quarter, we continue to have strong conviction in the name. The company has a stable revenue model from its search ad business as well as growth opportunities based on non-core investments in AI cloud.

Looking Ahead

The overall AI narrative is one of inevitability with many anticipating a productivity tipping point. While broad optimism continues to prevail, there is a cautious undertone. Equities now carry premium valuations with volatility near historical lows during a time when geopolitical and political uncertainties remain high. As many know, hope is not a plan. And so, we are evaluating the potential drivers of economic and market fluctuations and preparing for possible scenarios:

1. The AI bloom comes off the rose.

2. Wars and worldwide challenges/uncertainties spark a sharp sell-off.

3. Economic slowdown with prolonged rising inflation.

The AI and AI-enabled companies in our portfolios have benefitted from booming growth but have not kept pace with valuations. Accordingly, we believe they have room to run. At the same time, our holdings do not carry the same risks as today’s celebrity stocks.

Our attention to risk management and emphasis on companies with proven histories of stable revenues and earnings growth in varying economic environments will become increasingly important during any slowdown. We believe our lower risk exposures will insulate our portfolios on the downside.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Henry Mallari-D’Auria, CFA®

Chief Investment Officer

Global and Emerging Markets Equities

People Update

Vivian Lubrano

Senior Vice President, Global Equities

Portfolio Manager and Senior Research Analyst

Portfolio Manager: Ariel International (DM), Ariel International (DM/EM), Ariel Global, Ariel International Fund, Ariel Global Fund

Co-Portfolio Manager: Ariel Global Concentrated

We are delighted to welcome Vivian Lubrano as Senior Vice President, Portfolio Manager, Global Equities and Co-Portfolio Manager, Global Concentrated. In her new role, she will work alongside me and Ariel veteran, Micky Jagirdar supporting the management of our global and international strategies. The new global equities portfolio management structure will emulate the Emerging Markets Value oversight where long-time collaborators and portfolio managers, Vlad Byalik and Christine Phillpotts, CFA®, assist in the management of the EMV portfolios.

Vivian joins us from Alliance Bernstein (AB) where she spent over 15 years in a variety of research and portfolio management-related roles. Most recently, she served as portfolio manager for both the AB Diversity Champions–a thematic, global equities portfolio focused on diversity, equity and inclusion–and AB Responsible U.S. Equity (ReUSE)–a large-cap U.S. equities portfolio exclusive to Bernstein Private Wealth Management. Prior to this role, Vivian worked as a senior research analyst on AB’s emerging markets value and emerging markets strategic core offerings. She began her career as an investment banking analyst in the global leveraged and corporate finance division at Merrill Lynch & Company. A native of the Dominican Republic, and fluent in Spanish and French, Vivian earned an MBA from the Wharton School of Business at the University of Pennsylvania and a BS in operations research and industrial engineering from Cornell University.

Vivian is an independent thinker and collaborative team player. Her intellectual agility is underscored by extensive fundamental research and industry expertise. Vivian’s bottom-up, in-depth sector coverage across financials, internet, construction and construction materials, consumer cyclicals, consumer staples and industrial companies will serve us well.

[4] Hobson, Nick, Ph.D., “The Science of FOMO and What We’re Really Missing Out On,” Psychology Today, published April 23, 2018 and accessed April 1, 2024.

SLOW AND STEADY WINS THE RACE	15

Performance Summary	Ariel International Fund

As of March 31, 2024

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel International Fund	MSCI EAFE Net Index	MSCI ACWI ex-US Net Index

Consumer Discretionary	28.11	12.50	11.80

Financials	20.83	19.33	21.40

Health Care	14.82	12.68	9.17

Information Technology	10.55	9.40	13.36

Industrials	9.49	16.80	13.83

Utilities	9.16	3.11	3.00

Consumer Staples	4.28	8.55	7.44

Communication Services	1.10	4.01	5.08

Energy	0.75	4.08	5.53

Funds	0.24	0.00	0.00

Materials	0.00	7.22	7.43

Real Estate	0.00	2.31	1.96

Short-Term Investments	0.02	0.00	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

France	16.28	Israel	5.40

Japan	15.58	Denmark	5.17

Germany	12.30	Spain	4.10

Italy	7.65	South Korea	4.01

United Kingdom	6.52	United States	3.80

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	5.55	10.17	2.35	3.85	2.97	4.92

Ariel International Fund-Institutional Class	5.60	10.39	2.58	4.10	3.22	5.17

MSCI EAFE Net Index	5.78	15.32	4.78	7.32	4.80	7.10

MSCI ACWI ex-US Net Index	4.69	13.26	1.93	5.96	4.25	6.05

MSCI EAFE Value Net Index	4.48	17.32	6.59	6.39	3.49	6.09

MSCI ACWI ex-US Value Net Index	3.40	15.34	4.58	5.35	3.20	5.18

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.29%

Institutional Class	0.89%	0.93%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)

1	Subaru Corporation	6.21	6	Sanofi	4.97

2	Michelin (CGDE)	5.59	7	BNP Paribas SA	4.77

3	Check Point Software Technologies, Ltd.	5.40	8	Stellantis NV	4.46

4	Danske Bank A/S	5.17	9	Fresenius Medical Care AG	4.19

5	Bridgestone Corporation	5.02	10	GSK plc	4.01

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

16	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel Global Fund

As of March 31, 2024

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Net Index

Information Technology	25.04	23.68

Health Care	19.84	11.14

Financials	18.82	16.06

Consumer Discretionary	16.22	10.90

Communication Services	7.24	7.56

Industrials	7.03	10.80

Utilities	3.61	2.46

Consumer Staples	0.50	6.43

Energy	0.00	4.55

Materials	0.00	4.23

Real Estate	0.00	2.20

Short-Term Investments	1.43	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	35.99	South Korea	4.61

France	10.04	China	3.96

Japan	7.80	Taiwan	3.37

Germany	6.39	United Kingdom	3.23

Israel	5.17	Belgium	2.99

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	7.35	15.79	7.11	7.81	6.48	8.07

Ariel Global Fund-Institutional Class	7.38	16.01	7.36	8.07	6.74	8.34

MSCI ACWI Net Index	8.20	23.22	6.95	10.91	8.66	10.26

MSCI ACWI Value Net Index	6.85	18.01	6.66	7.63	5.98	8.02

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.36%

Institutional Class	0.89%	0.97%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)

1	Microsoft Corporation	6.26	6	Subaru Corporation	3.43

2	Check Point Software Technologies, Ltd.	5.17	7	NetApp, Inc.	3.18

3	DaVita, Inc.	4.39	8	Sanofi	2.99

4	Michelin (CGDE)	4.38	9	KBC Group NV	2.99

5	Verizon Communications, Inc.	3.57	10	Intel Corporation	2.97

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

SLOW AND STEADY WINS THE RACE	17

Company Spotlight	Bio-Rad Laboratories, Inc.

Founded in 1952, Bio-Rad Laboratories, Inc. (NYSE: BIO) develops and manufactures products for life science research and diagnostic markets. The company distributes over 12,000 products in over 35 countries. Approximately 80% of its revenue is derived from products where Bio-Rad holds a prominent market position. Specifically, the life sciences segment (44% of revenue) provides advanced products used for food pathogen and water testing, pharmaceutical development and manufacturing, and various other testing platforms. The clinical diagnostics segment (56% of revenue) specializes in quality control systems, blood virus testing, toxicology, genetic disorder testing, diabetes monitoring and more.

An Optimistic Long-Term Prognosis

During 2020-2022, following the peak of Research and Development (R&D) by the pharmaceutical industry, the rising interest rate environment for financing and capital markets pressured funding investments. Since smaller, early-development biotech firms often experience financing concerns in times of uncertainty, they prioritize projects closer to completion to reduce cash needs. That said, we expect research to rebound given indications of strong growth potential. Specifically, several studies focused on cell, gene and RNA therapies are in clinical trials. As the cost of healthcare rises, there is heightened demand for precision medicine to ensure patients have positive outcomes from therapies. Furthermore, the rising prevalence of medical ailments has expanded the focus on new treatments. Lastly, the diagnostic space is being driven by early detection targeted to cancer, infectious diseases and novel technologies.

A Healthy Outlook

Bio-Rad was a beneficiary of the COVID-19 pandemic ($318 million in revenue in 2020, $266 million in 2021 and $109 million in 2022), which drove margin expansion. Once COVID-related revenue trailed off, margins compressed. However, as we near the end of the COVID impact, Russian sanctions, inflation pressures and supply chain/stocking normalization within the industry, we anticipate margins will expand again. The company plans to drive this operating margin growth through 1) geographic expansion of current products, 2) novel product offerings, 3) sourcing flexibility, 4) new lower-cost Singapore facilities, 5) LEAN initiatives utilizing automation and 6) operating leverage.

Bio-Rad is a classic Ariel company, offering leading innovative products in an expanding global marketplace. As the end market stabilizes, we anticipate Bio-Rad’s healthy financial profile to once again experience rising operating margins through its high recurring revenue streams. Additionally, the company is a large shareholder of Sartorius, a German company focused on manufacturing products within the biotechnology, pharmaceutical, chemical and food/ beverage industries. Along with Bio-Rad, Sartorius is under the current negative life sciences cloud, which is reflected in its current depressed valuation. As of March 31, 2024, Bio-Rad stock trades at $345.87, which is a 36% discount to our $537.59 private market valuation.

18	SLOW AND STEADY WINS THE RACE

Company Spotlight	First American Financial Corporation

Established in 1889, First American Financial Corporation (NYSE: FAF) is a leading title insurance and settlement services provider. The core title insurance business drives most of the company’s profits, providing essential policies in residential and commercial markets. Additionally, the company offers closing, escrow and title database services as well as home warranty products. With approximately 25% market share, First American has a distinct scale advantage to emerge from the current housing freeze to be more centralized and automated. And yet, investors remain fixated on the rearview mirror, paralyzed by the worst housing downturn since the Great Recession.

Underwriting the Storm

There is no getting around it—the recent interest rate hikes have been a painful headwind to the housing market. Affordability is at historic lows, mortgage originations have plummeted and the math for refinancing is not compelling. Last year, total mortgage originations at $1.6 trillion were nearly 60% lower than their 2021 peak. Despite this challenging backdrop, First American continues to weather the storm through operational execution and diversification. Like the last housing downturn, management remains adept at controlling its cost structure. Additionally, by owning its bank, First American has earned record levels of interest income on its escrow balances.

A Lean, Mean Automated Machine

When the residential housing market does turn, we expect the company to emerge as the diversified leader of a more automated title insurance future. In addition to investing in its bank—as both a strategic differentiator and a hedge against rate cycles—the company has been expanding its automated service capabilities, from digitizing its leading title data business, to newer offerings around instant title decisions and automated closing solutions. Gone are the days when every policy required physically traveling to the courthouse to inspect the title. The new world of title insurance revolves around electronic data, automation and centralization. In our view, no one in the industry is better positioned to succeed than First American.

Lending Praise to Management

First American’s management team deserves credit for opportunistically positioning the company during and between housing downturns for a better future. Whether it was the permanent cost-cutting during the Great Recession, the strategic decision to own its bank or its recent expansion into synergistic automated services, Dennis Gilmore and Ken DeGiorgio, the firm’s prior and current CEOs, respectively, have always focused on the long term. The company’s balance sheet appears solid, its venture business keeps it on the cutting edge of innovative technologies, and free cash flow generation has enabled the company to buy back shares opportunistically. The results speak for themselves—after achieving all-time high earnings power just a couple of years ago, today’s trough earnings have reset several times higher versus the last downcycle.

A Room with a Long-Term View

At current levels, investors are too focused on short-term interest rate forecasts, thus underappreciating First American’s future earnings potential. As long-term investors, we believe the housing market’s current state has created an attractive opportunity to own a leading title insurance franchise at a discounted price. As of March 31, 2024, shares traded at $61.05, a 17% discount to our private market value of $73.78.

SLOW AND STEADY WINS THE RACE	19

Company Spotlight	GSK plc

GSK plc (NYSE: GSK), a worldwide leader in healthcare, has become a key player in the industry, especially after its decision to focus solely on pharmaceuticals. With a rich history of creating groundbreaking medicines, vaccines and health products, GSK has made significant strides in respiratory health, vaccines as well as antiviral treatments for HIV. In April 2017, Emma Walmsley became CEO. Under her direction, GSK has kept pace and set new standards in medical advancements and patient care, guiding the healthcare sector toward a promising future.

An Injection of Optimism

GSK’s evolution is driven by a concentration of its efforts, resources and expertise in areas where it can have the greatest impact. The spinoff of its consumer health assets into Haleon plc. in mid-2022 was meant to sharpen this focus. Its ambitious goal of reaching sales totaling GBP 33 billion by 2031 is fueled by its leadership in vaccines, HIV therapies and emerging advancements in oncology. The company’s flagship vaccine, Shingrix, designed for Shingles prevention, exemplifies its dedication to healthcare innovation. The recent introduction of Arexvy, a vaccine for Respiratory Syncytial Virus (RSV) in adults, highlights GSK’s nimble response to emerging health threats. Moreover, GSK’s progress in long-acting injectable HIV treatments underscores a transformative step towards simplifying and improving the quality of life for patients.

Guiding the Future of Global Health and Patient Care

GSK’s strategy represents a holistic approach to global health challenges. The company is dedicated to addressing the urgent needs of HIV patients with new and experimental treatments and expanding into cancer research, showcasing a comprehensive understanding of the healthcare landscape. With cutting-edge products and strategic leadership, we think GSK is poised to enhance shareholder value while setting new global healthcare standards.

The Results Are In: Transformative Leadership Shapes the Way

Walmsley has been pivotal to GSK’s transformative journey by streamlining the drug development pipeline to prioritize high-impact research areas, notably HIV, oncology and respiratory diseases. In 2018, her $300 million investment in 23andMe aimed to harness genetic insights for drug discovery. The bold move to spin off GSK’s consumer health assets into Haleon plc. further exemplifies her business acumen. This direction has advanced healthcare and set new standards in patient care and effectiveness, highlighting the profound impact of her creative vision in the pharmaceutical industry.

As of March 31, 2024, GSK’s shares are trading at 11x forward price-to-earnings (P/E). Despite the ongoing challenges from the Zantac litigation, which centers on allegations of the cancer risk of NDMA, there is optimism for a resolution in the next 12-18 months. Despite these litigation challenges, we believe GSK is built on a strong foundation and has a promising outlook.

20	SLOW AND STEADY WINS THE RACE

Company Spotlight	Intel Corporation

Since its founding in 1968, Intel Corporation (NASDAQ: INTC), has been a pioneering force in the semiconductor industry, driving innovation and shaping the landscape of computing technology. From personal computers to data centers, Intel has played a pivotal role in advancing the capabilities of electronic devices worldwide.

Turnaround Story

Under previous management, Intel faced a series of challenges, including talent attrition, misaligned incentives and missteps in technology, which culminated in losses in its process technology standing against competitors like TSMC—Taiwan Semiconductor Manufacturing Company Limited. In 2020, Pat Gelsinger, a seasoned Intel veteran and former CEO of VMware, took the helm as CEO. Under his leadership, the company embarked on a new era marked by talent acquisition, comprehensive management restructuring and technological advancements aimed at reclaiming Intel’s competitive edge.

Chipping Away

One of Intel’s noteworthy decisions was the introduction of its “5 nodes in 4 years” roadmap, targeting five manufacturing process upgrades within four years. The goal is for Intel to evolve in a rapidly changing industry and meet the escalating demand for advanced chips. This initiative, alongside the adoption of Extreme Ultraviolet Lithography (EUV) technology enhances its ability to create precise semiconductor circuits, further solidifying its commitment to pushing the boundaries in chip manufacturing. Starting in 2024, Intel established two distinct entities: Intel Fabless and Intel Internal Foundry to improve profit and loss accountability and to increase operational flexibility. These changes are expected to set the stage for competitive growth in both segments.

Market Dynamics and Competitive Landscape

The Central Processing Unit (CPU) market and Intel’s market position are showing signs of stabilization. As the industry adjusts its inventory and prioritizes profitability, reduced competition is expected. Additionally, Intel’s strength in semiconductor packaging technologies and geopolitical dynamics are expected to drive its Foundry business in the long term. However, the market has yet to fully acknowledge the value of the company’s accelerator (AI chip) offering, which we believe presents an untapped opportunity for investors.

As of March 31, 2024, Intel’s shares traded at a price-to-sales of 3.4x. Despite recent underperformance following management’s cautious near-term outlook, Intel reported strong quarterly earnings, which were bolstered by the recovery in personal computers (PCs) and CPUs. In our view, Intel’s strategic direction, innovation, careful restructuring and focus on operational excellence position it for success. With a clear vision for growth and a commitment to technological leadership, we think Intel is not only poised to navigate the challenges of today’s market but to shape the future of computing technology.

SLOW AND STEADY WINS THE RACE	21

Company Spotlight	Resideo Technologies, Inc.

Created from a spinout of Honeywell in October 2018, Resideo Technologies, Inc. (NYSE: REZI) is a key supplier of comfort, thermal and security solutions to the residential housing market. Its main products include temperature and humidity controls, water heaters, furnace panels, water valves and security alarm systems. The company also has a distribution business called ADI Global, a premier wholesale distributor of security and low-voltage electronic products. Resideo’s products are found in over 150 million homes globally and distributed through a network of over 110,000 professional contractors and 1,200 original equipment manufacturers, major retailers and online merchants. Despite the recent headwinds facing the housing market, investors are only beginning to appreciate its bright future in smart home controls.

Turning the Dial into Focus

Resideo needed more efficient and better management during its early years post-spin and its fundamental results and stock performance suffered accordingly. After conducting a strategic and operational review in 2020, a new management team was installed to revitalize the business. CEO Jay Geldmacher and CFO Tony Trunzo strengthened the balance sheet, eliminated organizational silos, increased investment in innovation and implemented several margin enhancement initiatives. Before recent housing headwinds, the company’s earnings per share had doubled within the two years following the appointment of the new management team.

Controlling a Brighter Future

In 2023, Resideo’s revenues and earnings declined once a dramatic rise in interest rates brought existing home sales—specifically repair and remodel activity—to a halt. Despite investors’ concentration on the near term, company management remained focused on the horizon. Although typically considered a traditional thermostat company, Resideo’s products are found throughout the home. The company’s goal is to leverage its unmatched 150 million household installation base to be the dominant player in smart home controls. For example, “behind the wall” components such as water valves and furnace controls can be combined with sensors as part of a more holistic smart home vision. Resideo’s technologies allow the homeowner and professional technicians to more efficiently manage and proactively maintain residential controls from air quality to energy usage.

Distributing Consistent Cash Flow

Resideo’s growing distribution business is often underappreciated. With over 350,000 products across 195 locations in 17 countries, ADI Global is a worldwide distributor of low-voltage security products. The company provides unique insights for its controls business and exhibits resilient growth, making it a consistent source of free cash flow. With excellent operational execution in the residential controls business, Resideo generated record-free cash flow last year and deployed it internally towards future growth and externally through opportunistic share repurchases.

A Smarter Home Despite Housing Headwinds

At today’s valuation, investors are anchored in temporary housing headwinds despite a refreshed management team with a clear path to better days. We view this as an opportunity to invest in a prominent leader in the smart home industry. With its excellent brand and underappreciated growth prospects, Resideo has the potential to enhance free cash flow generation. As of March 31, 2024, shares traded at $22.42, a 23% discount to our private market value of $29.12.

22	SLOW AND STEADY WINS THE RACE

Company Spotlight	Stellantis N.V.

In the fast-paced world of automotive evolution, Stellantis N.V. (NYSE: STLA) has quickly ascended to prominence following the strategic merger of Peugeot Société Anonyme (PSA) Group and Fiat Chrysler Automobiles (FCA) Group on January 16, 2021. As the world’s third-largest automaker, Stellantis boasts an annual sales volume of nearly 6 million vehicles across a diverse portfolio of 14 brands. The company is an automotive force and a beacon of innovation and global reach. This colossus straddles a premium truck business in the U.S. and a mass-market stronghold in Europe, further amplified by its dynamic growth drivers in South America, the Middle East and Africa regions. With North America serving as its crown jewel, accounting for about 46% of its total revenue, Stellantis is navigating the present and accelerating into the future.

Revving Up Profits Beyond Mergers

Stellantis’s inception is not just about a merger; it is a strategic fusion aimed at creating an unparalleled force in the automotive realm. By blending the strengths of PSA and FCA, Stellantis has crafted a synergy that transcends scale, focusing on leveraging collective expertise, innovation and a diversified brand portfolio to cater to the global customer’s evolving needs. This strategic amalgamation has propelled the company into the forefront of industry profitability, with key performance indicators outshining both European and global counterparts, excluding electrical vehicle (EV) specialists. Despite these financial triumphs, the company’s shares are undervalued, showcasing an investment opportunity that leverages the conglomerate’s robust financial health and operational excellence.

The Power to Change the World

Stellantis’s strategic geographic positioning highlights its astute market choices. In the bustling U.S. market, powerhouse brands like Ram and Jeep capture the hearts of commercial users as well as discerning customers. Across the Atlantic, Stellantis caters to an ever-growing circle of battery electric vehicles (BEV) enthusiasts seeking practical yet innovative mobile solutions. Choosing to bypass the fiercely competitive Chinese BEV arena, the company focuses its energies where it can shine.

Elite Leadership Driving Excellence

CEO Carlos Tavares’s leadership has been nothing short of transformative. When he assumed the role in 2014, Tavares inherited a company on the brink of bankruptcy. He subsequently averted disaster while achieving ambitious turnaround objectives well ahead of schedule. Stellantis attained profit margins usually seen in companies that manufacture original equipment (OEMs) in premium market segments. Post-merger, his strategic foresight has already realized significant synergies and operational efficiencies, dramatically reducing the group’s production breakeven and propelling Stellantis to industry-leading EBIT margins.

As of March 31, 2024, shares traded a forward P/E of 4.7x. We believe the company’s quest to lead the industry in profitability, operational excellence and strategic foresight will drive growth. Stellantis’s diverse offerings and global footprint are well positioned to enhance long-term shareholder value.

SLOW AND STEADY WINS THE RACE	23

March 31, 2024 (Unaudited)

Ariel Fund

Number of Shares	Common Stocks—99.39%	Value ($)
	Consumer Discretionary—36.58%
2,404,102	Sphere Entertainment Company(a)	117,993,326
2,876,928	Madison Square Garden Entertainment Corporation(a)	112,804,347
2,128,128	Adtalem Global Education, Inc.(a)(b)	109,385,779
759,843	Royal Caribbean Cruises, Ltd.(a)	105,625,775
7,692,793	Paramount Global	90,544,174
4,555,710	Mattel, Inc.(a)	90,248,615
1,309,433	Boyd Gaming Corporation	88,151,030
2,454,623	Interpublic Group of Companies, Inc.	80,094,349
2,070,821	Gentex Corporation	74,798,055
9,928,552	Leslie’s, Inc.(a)(b)	64,535,588
306,553	Madison Square Garden Sports Corporation(a)	56,565,160
1,446,344	Manchester United plc(a)	20,190,962
		1,010,937,160
	Consumer Staples—1.78%
389,920	J.M. Smucker Company	49,079,230
	Energy—2.17%
3,505,349	Core Laboratories, Inc.(b)	59,871,361
	Financials—20.38%
2,165,817	Carlyle Group, Inc.	101,598,475
1,142,291	Northern Trust Corporation	101,572,516
589,511	Affiliated Managers Group, Inc.	98,725,407
2,176,682	Lazard, Inc.	91,137,675
988,532	First American Financial Corporation	60,349,879
504,588	BOK Financial Corporation	46,422,096
1,323,438	Janus Henderson Group plc	43,527,876
2,070,647	GCM Grosvenor, Inc.	20,002,450
		563,336,374
	Health Care—9.00%
1,072,898	Prestige Consumer Healthcare, Inc.(a)	77,849,479
3,469,611	Envista Holdings Corporation(a)	74,180,283
271,732	Charles River Laboratories International, Inc.(a)	73,625,786
106,355	Laboratory Corporation of America Holdings	23,234,313
		248,889,861
	Industrials—22.87%
858,735	Mohawk Industries, Inc.(a)	112,399,824
12,712,011	ADT, Inc.	85,424,714
3,654,896	Resideo Technologies, Inc.(a)	81,942,768
258,136	Zebra Technologies Corporation(a)	77,812,516
616,681	Generac Holdings, Inc.(a)	77,788,141
1,815,278	Axalta Coating Systems, Ltd.(a)	62,427,410
2,334,730	Kennametal, Inc.	58,228,166
611,950	Masco Corporation	48,270,616
134,859	Simpson Manufacturing Company, Inc.	27,670,370
		631,964,525
	Real Estate—3.50%
496,256	Jones Lang LaSalle, Inc.(a)	96,814,583
	Utilities—3.11%
1,628,015	Stericycle, Inc.(a)	85,877,791
	Total Common Stocks (Cost $1,951,361,639)	2,746,770,885

The accompanying notes are an integral part of the financial statements.

24	SLOW AND STEADY WINS THE RACE

March 31, 2024 (Unaudited)

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.58%	Value ($)
16,018,465	Northern Institutional Treasury Portfolio, 5.15%(c)	16,018,465
	Total Short-Term Investments (Cost $16,018,465)	16,018,465

	Total Investments—99.97% (Cost $1,967,380,104)	2,762,789,350
	Other Assets less Liabilities—0.03%	858,607
	Net Assets—100.00%	2,763,647,957

Ariel Appreciation Fund

Number of Shares	Common Stocks—98.60%	Value ($)
	Consumer Discretionary—24.11%
1,999,421	Mattel, Inc.(a)	39,608,530
361,411	CarMax, Inc.(a)	31,482,512
963,448	Interpublic Group of Companies, Inc.	31,437,308
1,490,306	Knowles Corporation(a)	23,993,927
127,365	Madison Square Garden Sports Corporation(a)	23,501,390
608,087	Gentex Corporation	21,964,102
530,740	Madison Square Garden Entertainment Corporation(a)	20,810,315
519,944	BorgWarner, Inc.	18,062,855
74,867	Vail Resorts, Inc.	16,682,614
842,094	Manchester United plc(a)	11,755,632
878,803	Paramount Global	10,343,511
177,850	Sphere Entertainment Company(a)	8,728,878
		258,371,574
	Consumer Staples—5.16%
1,040,686	Walgreens Boots Alliance, Inc.	22,572,479
136,338	J.M. Smucker Company	17,160,864
230,649	Molson Coors Brewing Company	15,511,145
		55,244,488
	Energy—4.87%
1,634,510	Core Laboratories, Inc.	27,917,431
1,241,184	NOV, Inc.	24,227,912
		52,145,343
	Financials—25.34%
507,746	Northern Trust Corporation	45,148,774
100,817	Goldman Sachs Group, Inc.	42,110,253
469,997	The Charles Schwab Corporation	33,999,583
611,634	Carlyle Group, Inc.	28,691,751
314,208	Aflac, Inc.	26,977,899
637,064	Lazard, Inc.	26,673,870
233,139	KKR & Company, Inc.	23,449,121
242,556	BOK Financial Corporation	22,315,152
364,366	First American Financial Corporation	22,244,544
		271,610,947
	Health Care—11.91%
144,321	Charles River Laboratories International, Inc.(a)	39,103,775
152,707	Laboratory Corporation of America Holdings	33,360,371
164,532	Zimmer Biomet Holdings, Inc.	21,714,933
1,013,819	Envista Holdings Corporation(a)	21,675,450
34,165	Bio-Rad Laboratories, Inc.(a)	11,816,648
		127,671,177

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	25

March 31, 2024 (Unaudited)

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—98.60%	Value ($)
	Industrials—20.64%
329,215	Stanley Black & Decker, Inc.	32,240,025
247,308	Generac Holdings, Inc.(a)	31,195,431
1,131,222	Kennametal, Inc.	28,212,677
786,072	Axalta Coating Systems, Ltd.(a)	27,033,016
291,471	nVent Electric plc	21,976,913
139,467	Keysight Technologies, Inc.(a)	21,809,850
959,745	Resideo Technologies, Inc.(a)	21,517,483
82,158	Littelfuse, Inc.	19,910,991
2,579,378	ADT, Inc.	17,333,420
		221,229,806
	Real Estate—4.30%
249,545	CBRE Group, Inc., Class A(a)	24,265,756
112,061	Jones Lang LaSalle, Inc.(a)	21,861,981
		46,127,737
	Utilities—2.27%
461,519	Stericycle, Inc.(a)	24,345,127
	Total Common Stocks (Cost $716,760,934)	1,056,746,199

Number of Shares	Short-Term Investments—1.46%	Value ($)
15,606,075	Northern Institutional Treasury Portfolio, 5.15%(c)	15,606,075
	Total Short-Term Investments (Cost $15,606,075)	15,606,075

	Total Investments—100.06% (Cost $732,367,009)	1,072,352,274
	Other Assets less Liabilities—(0.06)%	(695,879)
	Net Assets—100.00%	1,071,656,395

Ariel Focus Fund

Number of Shares	Common Stocks—98.23%	Value ($)
	Basic Materials—6.17%
70,819	Mosaic Company	2,298,785
130,161	Barrick Gold Corporation	2,165,879
		4,464,664
	Consumer Discretionary—15.49%
75,231	PHINIA, Inc.	2,891,127
33,843	Boyd Gaming Corporation	2,278,311
60,281	BorgWarner, Inc.	2,094,162
10,937	Madison Square Garden Sports Corporation(a)	2,018,095
49,327	Madison Square Garden Entertainment Corporation(a)	1,934,112
		11,215,807
	Consumer Staples—1.83%
10,537	J.M. Smucker Company	1,326,292
	Energy—11.02%
97,865	APA Corporation	3,364,599
16,673	Chevron Corporation	2,629,999
116,131	Core Laboratories, Inc.	1,983,517
		7,978,115
	Financials—24.92%
11,454	Goldman Sachs Group, Inc.	4,784,221
41,536	BOK Financial Corporation	3,821,312
92,757	Bank of America Corporation	3,517,345

The accompanying notes are an integral part of the financial statements.

26	SLOW AND STEADY WINS THE RACE

March 31, 2024 (Unaudited)

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—98.23%	Value ($)
	Financials—24.92%
27,724	Northern Trust Corporation	2,465,218
30,858	First American Financial Corporation	1,883,881
15,588	KKR & Company, Inc.	1,567,841
		18,039,818
	Health Care—7.05%
10,111	Laboratory Corporation of America Holdings	2,208,849
12,632	Johnson & Johnson	1,998,256
54,197	ZimVie, Inc.(a)	893,709
		5,100,814
	Industrials—26.38%
15,203	Snap-on, Inc.	4,503,433
31,687	Mohawk Industries, Inc.(a)	4,147,511
153,126	Resideo Technologies, Inc.(a)	3,433,085
7,019	Lockheed Martin Corporation	3,192,733
190,996	Western Union Company	2,670,124
9,124	Generac Holdings, Inc.(a)	1,150,901
		19,097,787
	Technology—5.37%
30,936	Oracle Corporation	3,885,871
	Total Common Stocks (Cost $53,249,272)	71,109,168

Number of Shares	Short-Term Investments—1.78%	Value ($)
1,287,906	Northern Institutional Treasury Portfolio, 5.15%(c)	1,287,906
	Total Short-Term Investments (Cost $1,287,906)	1,287,906

	Total Investments—100.01% (Cost $54,537,178)	72,397,074
	Other Assets less Liabilities—(0.01)%	(10,336)
	Net Assets—100.00%	72,386,738

Ariel International Fund

Number of Shares	Common Stocks—99.09%	Value ($)
	Belgium—3.52%
142,494	KBC Group NV	10,671,913
	China—1.89%
282,800	JD.com, Inc.	3,898,621
17,292	Baidu, Inc. ADR(a)	1,820,502
		5,719,123
	Denmark—5.17%
522,973	Danske Bank A/S	15,697,777
	Finland—1.15%
984,659	Nokia Corporation	3,496,027
	France—16.28%
442,177	Michelin (CGDE)	16,944,555
153,732	Sanofi	15,086,059
203,453	BNP Paribas SA	14,455,959
11,690	Thales SA	1,993,288
3,943	Safran SA	893,533
		49,373,394

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	27

March 31, 2024 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—99.09%	Value ($)
	Germany—12.30%
330,292	Fresenius Medical Care AG & Company KGaA	12,703,362
231,304	Daimler Truck Holding AG	11,718,508
33,640	Siemens AG	6,422,323
28,610	Deutsche Boerse AG	5,853,718
1,290	Muenchener Rueckver AG	629,473
		37,327,384
	Hong Kong—2.63%
1,002,500	CLP Holdings, Ltd.	7,986,032
	Hungary—1.08%
121,088	Wizz Air Holdings plc(a)	3,279,758
	Israel—5.40%
99,972	Check Point Software Technologies, Ltd.(a)	16,396,408
	Italy—7.65%
476,215	Stellantis NV	13,535,127
1,274,449	Snam SpA	6,016,734
625,729	Italgas SpA	3,645,366
		23,197,227
	Japan—15.58%
827,200	Subaru Corporation	18,841,231
346,200	Bridgestone Corporation	15,222,006
467,000	Bandai Namco Holdings, Inc.	8,724,244
61,800	Secom Company, Ltd.	4,474,356
		47,261,837
	Mexico—1.26%
71,060	Grupo Financiero Banorte S.A.B. de C.V. ADR	3,815,922
	Netherlands—3.15%
319,908	Koninklijke Ahold Delhaize NV	9,567,080
	Singapore—0.49%
141,400	Venture Corporation, Ltd.	1,494,374
	South Korea—4.01%
100,959	Samsung Electronics Company, Ltd.	6,179,403
115,769	KB Financial Group, Inc.	5,976,561
		12,155,964
	Spain—4.10%
547,589	Endesa SA	10,140,505
281,879	Tecnicas Reunidas SA(a)	2,286,871
		12,427,376
	Switzerland—1.65%
19,692	Roche Holding AG	5,015,526
	Taiwan—1.46%
32,576	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	4,431,965
	United Kingdom—6.52%
563,495	GSK plc	12,151,824
2,474,064	Direct Line Insurance Group plc(a)	6,090,710
1,715,064	Vodafone Group plc	1,525,225
		19,767,759
	United States—3.80%
101,970	Aptiv plc(a)	8,121,910
37,151	Philip Morris International, Inc.	3,403,775
		11,525,685
	Total Common Stocks (Cost $249,744,148)	300,608,531

The accompanying notes are an integral part of the financial statements.

28	SLOW AND STEADY WINS THE RACE

March 31, 2024 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Investment Companies—0.24%	Value ($)
14,500	Vanguard FTSE Developed Markets ETF	727,465
	Total Investment Companies (Cost $728,061)	727,465

Number of Shares	Short-Term Investments—0.02%	Value ($)
43,496	Northern Institutional Treasury Portfolio, 5.15%(c)	43,496
	Total Short-Term Investments (Cost $43,496)	43,496

	Total Investments—99.35% (Cost $250,515,705)	301,379,492
	Foreign Currency, Other Assets less Liabilities—0.65%	1,985,634
	Net Assets—100.00%	303,365,126

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

06/11/2024	UBS	United States Dollar	1,962,614	Chinese Offshore Yuan	14,043,841	$22,452

Subtotal UBS						22,452

06/11/2024	JPMorgan	United States Dollar	25,142,974	Euro	23,017,061	237,988

Subtotal JPMorgan						237,988

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$260,440

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Depreciation

06/11/2024	UBS	Swiss Franc	3,451,221	Euro	3,609,460	$(47,608)

06/11/2024	UBS	Swedish Krona	11,967,447	Euro	1,063,802	(29,645)

06/11/2024	UBS	Australian Dollar	25,458,874	United States Dollar	16,803,799	(179,291)

06/11/2024	UBS	Japanese Yen	356,805,099	United States Dollar	2,439,241	(55,462)

Subtotal UBS						(312,006)

06/11/2024	JPMorgan	Japanese Yen	3,854,817	Chinese Yuan Renminbi	188,645	(308)

06/11/2024	JPMorgan	Japanese Yen	1,789,392,183	United States Dollar	12,235,986	(281,239)

Subtotal JPMorgan						(281,547)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(593,553)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(333,113)

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	29

March 31, 2024 (Unaudited)

Ariel Global Fund

Number of Shares	Common Stocks—98.30%	Value ($)
	Belgium—2.99%
24,998	KBC Group NV	1,872,194
	Brazil—0.96%
29,812	Telefonica Brasil SA	300,771
36,374	BB Seguridade Participacoes SA	235,850
18,527	TIM SA	65,754
		602,375
	China—3.96%
16,661	Baidu, Inc. ADR(a)	1,754,070
52,950	JD.com, Inc.	729,958
		2,484,028
	Denmark—2.01%
41,890	Danske Bank A/S	1,257,388
	Finland—0.17%
30,562	Nokia Corporation	108,510
	France—10.04%
71,599	Michelin (CGDE)	2,743,728
19,118	Sanofi	1,876,091
23,575	BNP Paribas SA	1,675,076
		6,294,895
	Germany—6.39%
34,630	Fresenius Medical Care AG & Company KGaA	1,331,905
25,308	Daimler Truck Holding AG	1,282,174
5,666	Siemens AG	1,081,715
1,515	Deutsche Boerse AG	309,975
		4,005,769
	Hong Kong—1.40%
110,500	CLP Holdings, Ltd.	880,256
	Hungary—1.22%
28,111	Wizz Air Holdings plc(a)	761,407
	Israel—5.17%
19,771	Check Point Software Technologies, Ltd.(a)	3,242,642
	Italy—2.18%
41,167	Stellantis NV	1,170,061
33,916	Italgas SpA	197,588
		1,367,649
	Japan—7.81%
94,500	Subaru Corporation	2,152,438
32,600	Bridgestone Corporation	1,433,384
53,600	Bandai Namco Holdings, Inc.	1,001,326
4,200	Secom Company, Ltd.	304,082
		4,891,230
	Mexico—1.50%
88,256	Grupo Financiero Banorte S.A.B. de C.V.	937,402
	Netherlands—0.50%
10,408	Koninklijke Ahold Delhaize NV	311,259
	Peru—1.61%
5,949	Credicorp, Ltd.	1,007,939
	South Korea—4.61%
24,864	Samsung Electronics Company, Ltd.	1,521,852
26,457	KB Financial Group, Inc.	1,365,840
		2,887,692

The accompanying notes are an integral part of the financial statements.

30	SLOW AND STEADY WINS THE RACE

March 31, 2024 (Unaudited)

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—98.30%	Value ($)
	Spain—1.89%
63,819	Endesa SA	1,181,830
	Switzerland—1.30%
3,199	Roche Holding AG	814,781
	Taiwan—3.37%
68,000	Taiwan Semiconductor Manufacturing Company, Ltd.	1,655,194
67,000	Catcher Technology Company, Ltd.	458,481
		2,113,675
	United Kingdom—3.23%
69,477	GSK plc	1,498,278
141,464	Direct Line Insurance Group plc(a)	348,259
201,112	Vodafone Group plc	178,851
		2,025,388
	United States—35.99%
9,327	Microsoft Corporation	3,924,055
19,944	DaVita, Inc.(a)	2,753,269
53,302	Verizon Communications, Inc.	2,236,552
18,994	NetApp, Inc.	1,993,800
42,168	Intel Corporation	1,862,561
23,950	Gilead Sciences, Inc.	1,754,338
17,626	CVS Health Corporation	1,405,850
36,005	Truist Financial Corporation	1,403,475
7,622	Capital One Financial Corporation	1,134,840
18,450	Bristol-Myers Squibb Company	1,000,543
75,245	CNH Industrial NV	975,175
11,750	Aptiv plc(a)	935,887
24,054	Teradata Corporation(a)	930,168
5,473	U.S. Bancorp	244,643
		22,555,156
	Total Common Stocks (Cost $46,841,998)	61,603,465

Number of Shares	Short-Term Investments—1.43%	Value ($)
895,841	Northern Institutional Treasury Portfolio, 5.15%(c)	895,841
	Total Short-Term Investments (Cost $895,841)	895,841

	Total Investments—99.73% (Cost $47,737,839)	62,499,306
	Foreign Currency, Other Assets less Liabilities—0.27%	169,337
	Net Assets—100.00%	62,668,643

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	31

March 31, 2024 (Unaudited)

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

06/11/2024	UBS	United States Dollar	681,675	Chinese Offshore Yuan	4,877,847	$7,798

06/11/2024	UBS	United States Dollar	112,375	Swiss Franc	98,363	2,421

Subtotal UBS						10,219

06/11/2024	JPMorgan	United States Dollar	1,704,791	British Pound	1,336,217	17,626

06/11/2024	JPMorgan	United States Dollar	6,110,049	Euro	5,593,426	57,834

06/11/2024	JPMorgan	United States Dollar	953,282	Japanese Yen	139,387,396	22,049

06/11/2024	JPMorgan	Canadian Dollar	613,632	Swiss Franc	397,568	9,076

Subtotal JPMorgan						106,585

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$116,804

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$116,804

(a) Non-income producing.

(b) Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of March 31, 2024.

ADR American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

32	SLOW AND STEADY WINS THE RACE

Statements of Assets and Liabilities

March 31, 2024 (Unaudited)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $1,764,105,198, $716,760,934 and $53,249,272, respectively)	$2,512,978,157		$1,056,746,199	$71,109,168

Investments in Affiliated Issuers, at Value (cost $187,256,441)	233,792,728	(a)	—	—

Short-Term Investments, at Value (cost $16,018,465, $15,606,075 and $1,287,906, respectively)	16,018,465		15,606,075	1,287,906

Cash	—		—	55,865

Dividends and Interest Receivable	2,246,402		851,625	31,977

Receivable for Dividend Reclaims	—		—	1,301

Receivable for Fund Shares Sold	513,238		67,702	6,850

Receivable for Securities Sold	—		4,380,393	215,742

Prepaid and Other Assets	90,231		38,357	16,383

Total Assets	2,765,639,221		1,077,690,351	72,725,192

Liabilities

Payable for Securities Purchased	—		5,363,098	210,938

Payable for Fund Shares Redeemed	1,509,499		401,177	100,800

Other Liabilities	481,765		269,681	26,716

Total Liabilities	1,991,264		6,033,956	338,454

Net Assets	$2,763,647,957		$1,071,656,395	$72,386,738

Net Assets Consist of

Paid-in Capital	$1,988,013,628		$704,995,378	$56,796,017

Distributable Earnings	775,634,329		366,661,017	15,590,721

Net Assets	$2,763,647,957		$1,071,656,395	$72,386,738

Investor Class Shares

Net Assets	$1,269,353,400		$847,155,134	$47,973,728

Shares Outstanding (no par value, unlimited authorized)	17,466,919		20,802,573	3,054,372

Net Asset Value, Offering and Redemption Price per Share	$72.67		$40.72	$15.71

Institutional Class Shares

Net Assets	$1,494,294,557		$224,501,261	$24,413,010

Shares Outstanding (no par value, unlimited authorized)	20,534,475		5,496,847	1,550,590

Net Asset Value, Offering and Redemption Price per Share	$72.77		$40.84	$15.74

(a) See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	33

Statements of Assets and Liabilities

March 31, 2024 (Unaudited)

	Ariel International Fund	Ariel Global Fund

Assets

Investments in Unaffiliated Issuers, at Value (cost $250,472,209 and $46,841,998, respectively)	$301,335,996	$61,603,465

Short-Term Investments, at Value (cost $43,496 and $895,841, respectively)	43,496	895,841

Foreign Currencies (cost $781,017 and $65,988, respectively)	779,412	65,853

Cash	249,019	—

Dividends and Interest Receivable	939,635	166,308

Receivable for Dividend Reclaims	3,429,003	404,235

Receivable for Fund Shares Sold	239,708	4,671

Receivable for Securities and Foreign Currencies Sold	1,589,739	49,390

Unrealized Appreciation on Forward Currency Contracts	260,440	116,804

Prepaid and Other Assets	25,430	19,111

Total Assets	308,891,878	63,325,678

Liabilities

Payable for Securities and Foreign Currencies Purchased	728,977	596,442

Payable for Fund Shares Redeemed	4,071,525	2,665

Unrealized Depreciation on Forward Currency Contracts	593,553	—

Other Liabilities	132,697	57,928

Total Liabilities	5,526,752	657,035

Net Assets	$303,365,126	$62,668,643

Net Assets Consist of

Paid-in Capital	$265,575,909	$41,218,870

Distributable Earnings	37,789,217	21,449,773

Net Assets	$303,365,126	$62,668,643

Investor Class Shares

Net Assets	$19,274,899	$12,621,601

Shares Outstanding (no par value, unlimited authorized)	1,283,043	757,118

Net Asset Value, Offering and Redemption Price per Share	$15.02	$16.67

Institutional Class Shares

Net Assets	$284,090,227	$50,047,042

Shares Outstanding (no par value, unlimited authorized)	19,313,101	3,122,968

Net Asset Value, Offering and Redemption Price per Share	$14.71	$16.03

The accompanying notes are an integral part of the financial statements.

34	SLOW AND STEADY WINS THE RACE

Statements of Operations

Six Months Ended March 31, 2024 (Unaudited)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund

Investment Income

Dividends

Unaffiliated Issuers	$15,957,126		$8,393,019	$692,074 (a)

Affiliated Issuers	58,564	(b)	—	—

Interest	367,411		381,574	35,384

Total Investment Income	16,383,101		8,774,593	727,458

Expenses

Management Fees	7,535,763		3,672,950	210,442

Distribution Fees (Investor Class)	1,466,897		996,074	53,716

Shareholder Service Fees

Investor Class	503,762		305,444	10,727

Institutional Class	318,461		37,767	2,578

Transfer Agent Fees and Expenses

Investor Class	109,574		78,866	6,640

Institutional Class	85,186		13,671	1,457

Printing and Postage Expenses

Investor Class	122,484		85,042	5,366

Institutional Class	40,430		9,437	765

Trustees’ Fees and Expenses	247,195		97,668	5,970

Professional Fees	104,662		50,575	16,231

Custody Fees and Expenses	15,106		6,616	1,392

Federal and State Registration Fees	31,118		22,180	18,060

Interest Expense	1,297		—	—

Miscellaneous Expenses	160,412		67,766	8,864

Total Expenses Before Reimbursements	10,742,347		5,444,056	342,208

Expense Reimbursements	—		—	(45,675)

Net Expenses	10,742,347		5,444,056	296,533

Net Investment Income	5,640,754		3,330,537	430,925

Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

Unaffiliated Issuers	57,818,820		38,474,079	(1,564,173)

Affiliated Issuers	(15,625,568	)(b)	—	—

Total Realized Gain (Loss) on Investments	42,193,252		38,474,079	(1,564,173)

Change in Net Unrealized Appreciation (Depreciation) on Investments

Unaffiliated Issuers	411,977,355		103,279,129	12,921,529

Affiliated Issuers	33,988,588	(b)	—	—

Total Change in Net Unrealized Appreciation (Depreciation) on Investments	445,965,943		103,279,129	12,921,529

Net Gain (Loss) on Investments	488,159,195		141,753,208	11,357,356

Net Increase (Decrease) in Net Assets Resulting from Operations	$493,799,949		$145,083,745	$11,788,281

(a)	Net of $6,508 in foreign taxes withheld, respectively.

(b)	See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	35

Statements of Operations

Six Months Ended March 31, 2024 (Unaudited)

	Ariel International Fund	Ariel Global Fund
Investment Income
Dividends
Unaffiliated Issuers	$3,753,794 (a)	$799,670 (a)
Interest	55,992	14,615
Total Investment Income	3,809,786	814,285

Expenses
Management Fees	1,603,668	281,952
Distribution Fees (Investor Class)	23,181	16,069
Shareholder Service Fees
Investor Class	10,101	5,537
Institutional Class	75,048	9,011
Transfer Agent Fees and Expenses
Investor Class	2,814	2,391
Institutional Class	35,405	6,856
Printing and Postage Expenses
Investor Class	4,797	3,757
Institutional Class	3,239	1,306
Trustees’ Fees and Expenses	48,630	8,087
Professional Fees	34,432	21,127
Custody Fees and Expenses	63,465	24,924
Administration Fees	22,712	7,856
Fund Accounting Fees	17,617	6,485
Federal and State Registration Fees	20,210	19,524
Interest Expense	67,124	7,262
Miscellaneous Expenses	37,164	11,422
Total Expenses Before Reimbursements	2,069,607	433,566
Expense Reimbursements	(215,265)	(100,086)
Net Expenses	1,854,342	333,480
Net Investment Income	1,955,444	480,805

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on
Investments	38,041,823	12,018,932
Foreign Currency Transactions	1,910,308	(142,540)
Forward Currency Contracts	(7,371,325)	1,500,217
Total Realized Gain (Loss) on Investments	32,580,806	13,376,609
Change in Net Unrealized Appreciation (Depreciation) on
Investments	9,036,351	(1,921,412)
Foreign Currency Translation	79,770	9,387
Forward Currency Contracts	6,056,195	(1,824,115)
Total Change in Net Unrealized Appreciation (Depreciation) on Investments	15,172,316	(3,736,140)
Net Gain (Loss) on Investments	47,753,122	9,640,469
Net Increase (Decrease) in Net Assets Resulting from Operations	$49,708,566	$10,121,274

(a) Net of $452,109 and $65,363 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

36	SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations

Net Investment Income (Loss)	$5,640,754	$16,848,380	$3,330,537	$7,873,689

Net Realized Gain (Loss) on Investments	42,193,252	120,830,729	38,474,079	55,385,069

Change in Net Unrealized Appreciation (Depreciation) on Investments	445,965,943	204,511,300	103,279,129	91,946,891

Net Increase (Decrease) in Net Assets from Operations	493,799,949	342,190,409	145,083,745	155,205,649

Distributions to Shareholders

Investor Class	(60,750,326)	(101,883,426)	(50,933,538)	(90,715,608)

Institutional Class	(79,576,906)	(114,645,716)	(14,883,187)	(20,435,907)

Total Distributions	(140,327,232)	(216,529,142)	(65,816,725)	(111,151,515)

Share Transactions

Value of Shares Issued

Investor Class	23,428,584	45,557,046	11,551,763	44,265,501

Institutional Class	115,388,947	296,039,638	15,146,590	61,636,934

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	58,993,504	98,914,214	49,825,644	88,774,874

Institutional Class	75,646,264	108,614,831	13,906,461	18,958,974

Value of Shares Redeemed

Investor Class	(118,698,846)	(173,819,429)	(71,081,637)	(216,729,674)

Institutional Class	(294,870,275)	(269,914,715)	(45,015,641)	(37,698,244)

Net Increase (Decrease) in Net Assets from Share Transactions	(140,111,822)	105,391,585	(25,666,820)	(40,791,635)

Total Increase (Decrease) in Net Assets	213,360,895	231,052,852	53,600,200	3,262,499

Net Assets

Beginning of Period	2,550,287,062	2,319,234,210	1,018,056,195	1,014,793,696

End of Period	$2,763,647,957	$2,550,287,062	$1,071,656,395	$1,018,056,195

Capital Share Transactions

Investor Shares

Shares Sold	354,118	685,350	303,003	1,145,332

Shares Issued to Holders in Reinvestment of Dividends and Distributions	961,116	1,545,894	1,394,741	2,302,750

Shares Redeemed	(1,831,487)	(2,620,755)	(1,891,114)	(5,551,218)

Net Increase (Decrease)	(516,253)	(389,511)	(193,370)	(2,103,136)

Institutional Shares

Shares Sold	1,756,807	4,464,644	401,709	1,544,434

Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,221,849	1,695,357	385,779	490,193

Shares Redeemed	(4,471,306)	(4,060,517)	(1,186,074)	(960,862)

Net Increase (Decrease)	(1,492,650)	2,099,484	(398,586)	1,073,765

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	37

Statements of Changes in Net Assets

	Ariel Focus Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations

Net Investment Income (Loss)	$430,925	$904,776

Net Realized Gain (Loss) on Investments	(1,564,173)	1,253,464

Change in Net Unrealized Appreciation (Depreciation) on Investments	12,921,529	2,189,136

Net Increase (Decrease) in Net Assets from Operations	11,788,281	4,347,376

Distributions to Shareholders

Investor Class	(1,470,285)	(3,466,117)

Institutional Class	(779,930)	(1,485,053)

Total Distributions	(2,250,215)	(4,951,170)

Share Transactions

Value of Shares Issued

Investor Class	1,844,016	3,181,127

Institutional Class	631,648	4,563,399

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	1,291,053	3,037,384

Institutional Class	773,975	1,474,854

Value of Shares Redeemed

Investor Class	(2,389,703)	(5,535,093)

Institutional Class	(709,697)	(1,286,681)

Net Increase (Decrease) in Net Assets from Share Transactions	1,441,292	5,434,990

Total Increase (Decrease) in Net Assets	10,979,358	4,831,196

Net Assets

Beginning of Period	61,407,380	56,576,184

End of Period	$72,386,738	$61,407,380

Capital Share Transactions

Investor Shares

Shares Sold	130,479	222,340

Shares Issued to Holders in Reinvestment of Dividends and Distributions	92,783	208,672

Shares Redeemed	(171,297)	(387,121)

Net Increase (Decrease)	51,965	43,891

Institutional Shares

Shares Sold	45,731	309,289

Shares Issued to Holders in Reinvestment of Dividends and Distributions	55,338	101,225

Shares Redeemed	(50,690)	(89,069)

Net Increase (Decrease)	50,379	321,445

The accompanying notes are an integral part of the financial statements.

38	SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023

Operations

Net Investment Income (Loss)	$1,955,444	$17,974,814	$480,805	$6,154,047

Net Realized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts	32,580,806	(3,200,924)	13,376,609	5,421,740

Change in Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations and Forward Currency Contracts	15,172,316	89,419,836	(3,736,140)	15,826,073

Net Increase (Decrease) in Net Assets from Operations	49,708,566	104,193,726	10,121,274	27,401,860

Distributions to Shareholders

Investor Class	(304,381)	—	(2,267,498)	(580,195)

Institutional Class	(7,394,652)	—	(11,120,137)	(8,547,814)

Total Distributions	(7,699,033)	—	(13,387,635)	(9,128,009)

Share Transactions

Value of Shares Issued

Investor Class	1,204,328	8,325,478	1,283,821	2,007,385

Institutional Class	6,587,382	54,976,147	2,282,475	25,812,300

Value of Shares Issued in Reinvestment of Dividends and Distributions

Investor Class	280,702	—	2,010,782	508,725

Institutional Class	7,098,155	—	10,712,341	8,430,299

Value of Shares Redeemed

Investor Class	(3,168,141)	(15,219,013)	(3,213,478)	(1,521,455)

Institutional Class	(312,110,700)	(192,544,647)	(37,540,142)	(122,188,656)

Net Increase (Decrease) in Net Assets from Share Transactions	(300,108,274)	(144,462,035)	(24,464,201)	(86,951,402)

Total Increase (Decrease) in Net Assets	(258,098,741)	(40,268,309)	(27,730,562)	(68,677,551)

Net Assets

Beginning of Period	561,463,867	601,732,176	90,399,205	159,076,756

End of Period	$303,365,126	$561,463,867	$62,668,643	$90,399,205

Capital Share Transactions

Investor Shares

Shares Sold	86,766	619,026	79,221	116,780

Shares Issued to Holders in Reinvestment of Dividends and Distributions	20,079	—	129,773	31,024

Shares Redeemed	(229,536)	(1,116,891)	(204,277)	(87,988)

Net Increase (Decrease)	(122,691)	(497,865)	4,717	59,816

Institutional Shares

Shares Sold	489,522	4,190,135	142,106	1,631,875

Shares Issued to Holders in Reinvestment of Dividends and Distributions	518,871	—	717,868	531,943

Shares Redeemed	(22,875,561)	(14,542,219)	(2,399,864)	(7,334,814)

Net Increase (Decrease)	(21,867,168)	(10,352,084)	(1,539,890)	(5,170,996)

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	39

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Fund (Investor Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$63.65	$60.46	$85.09	$54.40	$63.40	$74.58
Income from Investment Operations
Net Investment Income (Loss)	0.12	0.33	0.39	(0.04)	0.50	0.65
Net Realized and Unrealized Gain (Loss) on Investments	12.38	8.47	(20.38)	34.33	(5.72)	(6.10)
Total from Investment Operations	12.50	8.80	(19.99)	34.29	(5.22)	(5.45)

Distributions to Shareholders
Dividends from Net Investment Income	(0.29)	(0.27)	(0.03)	(0.20)	(0.55)	(0.59)
Distributions from Capital Gains	(3.19)	(5.34)	(4.61)	(3.40)	(3.23)	(5.14)
Total Distributions	(3.48)	(5.61)	(4.64)	(3.60)	(3.78)	(5.73)
Net Asset Value, End of Period	$72.67	$63.65	$60.46	$85.09	$54.40	$63.40
Total Return	20.69%(a)	14.56%	(25.05)%	65.59%	(9.03)%	(7.17)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$1,269,353	$1,144,615	$1,110,849	$1,778,696	$995,861	$1,302,745
Ratios to Average Net Assets:
Expenses	1.00%(b)	0.99%	0.98%	1.00%	1.04%	1.02%
Net Investment Income	0.26%(b)	0.47%	0.31%	0.15%	0.70%	0.97%
Portfolio Turnover Rate	6%(a)	20%	33%	24%	23%	22%

	Year Ended September 30

Ariel Fund (Institutional Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$63.82	$60.64	$85.34	$54.53	$63.55	$74.78
Income from Investment Operations
Net Investment Income (Loss)	0.20	0.47	0.38	0.25	0.58	0.74
Net Realized and Unrealized Gain (Loss) on Investments	12.43	8.55	(20.17)	34.34	(5.62)	(6.03)
Total from Investment Operations	12.63	9.02	(19.79)	34.59	(5.04)	(5.29)

Distributions to Shareholders
Dividends from Net Investment Income	(0.49)	(0.50)	(0.30)	(0.38)	(0.75)	(0.80)
Distributions from Capital Gains	(3.19)	(5.34)	(4.61)	(3.40)	(3.23)	(5.14)
Total Distributions	(3.68)	(5.84)	(4.91)	(3.78)	(3.98)	(5.94)
Net Asset Value, End of Period	$72.77	$63.82	$60.64	$85.34	$54.53	$63.55
Total Return	20.85%(a)	14.91%	(24.82)%	66.12%	(8.74)%	(6.86)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$1,494,295	$1,405,672	$1,208,385	$1,273,796	$596,645	$742,864
Ratios to Average Net Assets:
Expenses	0.68%(b)	0.68%	0.67%	0.69%	0.72%	0.70%
Net Investment Income	0.58%(b)	0.77%	0.65%	0.45%	1.01%	1.31%
Portfolio Turnover Rate	6%(a)	20%	33%	24%	23%	22%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

40	SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Appreciation Fund (Investor Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$37.82	$36.32	$50.93	$38.76	$44.43	$49.48
Income from Investment Operations
Net Investment Income (Loss)	0.11	0.33	0.06	0.12	0.48	0.62
Net Realized and Unrealized Gain (Loss) on Investments	5.26	5.15	(7.89)	16.31	(2.77)	(2.83)
Total from Investment Operations	5.37	5.48	(7.83)	16.43	(2.29)	(2.21)

Distributions to Shareholders
Dividends from Net Investment Income	(0.32)	(0.25)	(0.21)	(0.24)	(0.42)	(0.42)
Distributions from Capital Gains	(2.15)	(3.73)	(6.57)	(4.02)	(2.96)	(2.42)
Total Distributions	(2.47)	(3.98)	(6.78)	(4.26)	(3.38)	(2.84)
Net Asset Value, End of Period	$40.72	$37.82	$36.32	$50.93	$38.76	$44.43
Total Return	15.20%(a)	14.95%	(18.50)%	45.27%	(5.93)%	(4.23)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$847,155	$794,113	$838,963	$1,101,184	$777,404	$996,797
Ratios to Average Net Assets:
Expenses	1.14%(b)	1.12%	1.10%	1.12%	1.15%	1.14%
Net Investment Income	0.59%(b)	0.64%	0.57%	0.55%	0.98%	1.05%
Portfolio Turnover Rate	8%(a)	17%	26%	24%	24%	18%

	Year Ended September 30

Ariel Appreciation Fund (Institutional Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$37.99	$36.47	$51.10	$38.86	$44.55	$49.64
Income from Investment Operations
Net Investment Income (Loss)	0.18	0.31	0.29	0.36	0.60	0.59
Net Realized and Unrealized Gain (Loss) on Investments	5.27	5.32	(8.00)	16.26	(2.77)	(2.68)
Total from Investment Operations	5.45	5.63	(7.71)	16.62	(2.17)	(2.09)

Distributions to Shareholders
Dividends from Net Investment Income	(0.45)	(0.38)	(0.35)	(0.36)	(0.56)	(0.58)
Distributions from Capital Gains	(2.15)	(3.73)	(6.57)	(4.02)	(2.96)	(2.42)
Total Distributions	(2.60)	(4.11)	(6.92)	(4.38)	(3.52)	(3.00)
Net Asset Value, End of Period	$40.84	$37.99	$36.47	$51.10	$38.86	$44.55
Total Return	15.34%(a)	15.32%	(18.24)%	45.74%	(5.65)%	(3.91)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$224,501	$223,943	$175,831	$267,375	$196,009	$298,211
Ratios to Average Net Assets:
Expenses	0.83%(b)	0.81%	0.79%	0.81%	0.84%	0.82%
Net Investment Income	0.90%(b)	0.96%	0.87%	0.87%	1.26%	1.39%
Portfolio Turnover Rate	8%(a)	17%	26%	24%	24%	18%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	41

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Focus Fund (Investor Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.62	$13.67	$16.60	$12.13	$12.89	$14.77
Income from Investment Operations
Net Investment Income (Loss)	0.08	0.19	0.13	0.16	0.18	0.16
Net Realized and Unrealized Gain (Loss) on Investments	2.49	0.93	(2.50)	4.65	(0.80)	(1.20)
Total from Investment Operations	2.57	1.12	(2.37)	4.81	(0.62)	(1.04)

Distributions to Shareholders
Dividends from Net Investment Income	(0.22)	(0.16)	(0.14)	(0.12)	(0.14)	(0.13)
Distributions from Capital Gains	(0.26)	(1.01)	(0.42)	(0.22)	—	(0.71)
Total Distributions	(0.48)	(1.17)	(0.56)	(0.34)	(0.14)	(0.84)
Net Asset Value, End of Period	$15.71	$13.62	$13.67	$16.60	$12.13	$12.89
Total Return	19.33%(a)	7.83%	(14.91)%	40.39%	(4.91)%	(6.86)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$47,974	$40,907	$40,429	$43,721	$31,852	$40,770
Ratios to Average Net Assets:
Expenses, Including Waivers	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, Excluding Waivers	1.16%(b)	1.16%	1.13%	1.20%	1.25%	1.23%
Net Investment Income, Including Waivers	1.24%(b)	1.31%	0.91%	0.92%	1.23%	1.30%
Net Investment Income, Excluding Waivers	1.08%(b)	1.15%	0.78%	0.72%	0.98%	1.07%
Portfolio Turnover Rate	11%(a)	17%	33%	63%	22%	18%

	Year Ended September 30

Ariel Focus Fund (Institutional Class)	Six Months Ended March 31, 2024 (Unaudited)	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.66	$13.70	$16.63	$12.14	$12.89	$14.77
Income from Investment Operations
Net Investment Income (Loss)	0.10	0.21	0.18	0.18	0.19	0.19
Net Realized and Unrealized Gain (Loss) on Investments	2.49	0.96	(2.52)	4.67	(0.78)	(1.20)
Total from Investment Operations	2.59	1.17	(2.34)	4.85	(0.59)	(1.01)

Distributions to Shareholders
Dividends from Net Investment Income	(0.25)	(0.20)	(0.17)	(0.14)	(0.16)	(0.16)
Distributions from Capital Gains	(0.26)	(1.01)	(0.42)	(0.22)	—	(0.71)
Total Distributions	(0.51)	(1.21)	(0.59)	(0.36)	(0.16)	(0.87)
Net Asset Value, End of Period	$15.74	$13.66	$13.70	$16.63	$12.14	$12.89
Total Return	19.58%(a)	8.05%	(14.72)%	40.73%	(4.69)%	(6.56)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$24,413	$20,500	$16,147	$17,835	$12,732	$15,552
Ratios to Average Net Assets:
Expenses, Including Waivers	0.75%(b)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, Excluding Waivers	0.85%(b)	0.86%	0.85%	0.86%	0.89%	0.89%
Net Investment Income, Including Waivers	1.50%(b)	1.57%	1.17%	1.14%	1.47%	1.54%
Net Investment Income, Excluding Waivers	1.40%(b)	1.46%	1.07%	1.03%	1.33%	1.40%
Portfolio Turnover Rate	11%(a)	17%	33%	63%	22%	18%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

42	SLOW AND STEADY WINS THE RACE

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel International Fund (Investor Class)	Six Months Ended March 31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.43		$11.50	$14.69	$13.68	$13.42	$13.91
Income from Investment Operations
Net Investment Income (Loss)	0.19		0.68	0.14	0.36	0.36	0.79
Net Realized and Unrealized Gain (Loss) on Investments	1.63		1.25	(2.95)	0.86	0.12	(1.13)
Total from Investment Operations	1.82		1.93	(2.81)	1.22	0.48	(0.34)

Distributions to Shareholders
Dividends from Net Investment Income	(0.23)		—	(0.38)	(0.21)	(0.22)	(0.12)
Distributions from Capital Gains	—		—	—	—	—	(0.03)
Total Distributions	(0.23)		—	(0.38)	(0.21)	(0.22)	(0.15)
Net Asset Value, End of Period	$15.02		$13.43	$11.50	$14.69	$13.68	$13.42
Total Return	13.70%(a	)	16.78%	(19.70)%	9.00%	3.57%	(2.39)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$19,275		$18,879	$21,887	$23,717	$21,877	$24,849
Ratios to Average Net Assets:
Expenses, Including Waivers	1.17%(b	)(c)	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses, Excluding Waivers	1.41%(b	)	1.28%	1.28%	1.30%	1.33%	1.32%
Net Investment Income, Including Waivers	0.97%(b	)	2.40%	2.27%	2.41%	1.69%	1.94%
Net Investment Income, Excluding Waivers	0.73%(b	)	2.25%	2.12%	2.24%	1.49%	1.75%
Portfolio Turnover Rate	41%(a	)	17%	20%	22%	24%	20%

	Year Ended September 30

Ariel International Fund (Institutional Class)	Six Months Ended March 31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.18		$11.25	$14.38	$13.39	$13.18	$13.68
Income from Investment Operations
Net Investment Income (Loss)	0.32		0.40	0.41	0.34	0.29	0.29
Net Realized and Unrealized Gain (Loss) on Investments	1.48		1.53	(3.13)	0.89	0.20	(0.60)
Total from Investment Operations	1.80		1.93	(2.72)	1.23	0.49	(0.31)

Distributions to Shareholders
Dividends from Net Investment Income	(0.27)		—	(0.41)	(0.24)	(0.28)	(0.16)
Distributions from Capital Gains	—		—	—	—	—	(0.03)
Total Distributions	(0.27)		—	(0.41)	(0.24)	(0.28)	(0.19)
Net Asset Value, End of Period	$14.71		$13.18	$11.25	$14.38	$13.39	$13.18
Total Return	13.74%(a	)	17.16%	(19.51)%	9.26%	3.74%	(2.13)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$284,090		$542,585	$579,845	$837,624	$599,770	$722,616
Ratios to Average Net Assets:
Expenses, Including Waivers	0.91%(b	)(c)	0.88%	0.88%	0.88%	0.88%	0.88%
Expenses, Excluding Waivers	1.01%(b	)	0.92%	0.93%	0.93%	0.96%	0.93%
Net Investment Income, Including Waivers	0.98%(b	)	2.61%	2.53%	2.75%	1.98%	2.49%
Net Investment Income, Excluding Waivers	0.88%(b	)	2.57%	2.48%	2.70%	1.90%	2.44%
Portfolio Turnover Rate	41%(a	)	17%	20%	22%	24%	20%

(a) Not annualized.

(b) Annualized.

(c) Expense ratio exceeds the expense cap due to the impact of certain expenses which are excluded from the expense cap.

The accompanying notes are an integral part of the financial statements.

SLOW AND STEADY WINS THE RACE	43

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30

Ariel Global Fund (Investor Class)	Six Months Ended March 31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.17		$15.57	$17.65	$15.36	$15.40	$16.48
Income from Investment Operations
Net Investment Income (Loss)	(0.01)		0.49	0.34	0.31	0.27	0.32
Net Realized and Unrealized Gain (Loss) on Investments	2.38		1.91	(2.05)	2.12	0.38	(0.92)
Total from Investment Operations	2.37		2.40	(1.71)	2.43	0.65	(0.60)

Distributions to Shareholders
Dividends from Net Investment Income	(0.89)		(0.73)	(0.37)	(0.14)	(0.31)	(0.32)
Distributions from Capital Gains	(1.98)		(0.07)	—	—	(0.38)	(0.16)
Total Distributions	(2.87)		(0.80)	(0.37)	(0.14)	(0.69)	(0.48)
Net Asset Value, End of Period	$16.67		$17.17	$15.57	$17.65	$15.36	$15.40
Total Return	15.73%(a)		15.64%	(9.99)%	15.91%	4.23%	(3.41)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$12,622		$12,920	$10,781	$12,053	$10,733	$12,159
Ratios to Average Net Assets:
Expenses, Including Waivers	1.15%(b	)(c)	1.15%(c)	1.13%	1.13%	1.13%	1.13%
Expenses, Excluding Waivers	1.54%(b	)	1.37%	1.30%	1.36%	1.46%	1.44%
Net Investment Income, Including Waivers	1.19%(b	)	3.13%	1.93%	1.73%	1.61%	1.85%
Net Investment Income, Excluding Waivers	0.80%(b	)	2.90%	1.76%	1.50%	1.28%	1.54%
Portfolio Turnover Rate	46%(a	)	31%	19%	24%	23%	29%

	Year Ended September 30

Ariel Global Fund (Institutional Class)	Six Months Ended March 31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.62		$15.08	$17.11	$14.87	$14.92	$15.98
Income from Investment Operations
Net Investment Income (Loss)	0.11		1.07	0.43	0.25	0.21	0.39
Net Realized and Unrealized Gain (Loss) on Investments	2.19		1.30	(2.05)	2.15	0.45	(0.93)
Total from Investment Operations	2.30		2.37	(1.62)	2.40	0.66	(0.54)

Distributions to Shareholders
Dividends from Net Investment Income	(0.91)		(0.76)	(0.41)	(0.16)	(0.33)	(0.36)
Distributions from Capital Gains	(1.98)		(0.07)	—	—	(0.38)	(0.16)
Total Distributions	(2.89)		(0.83)	(0.41)	(0.16)	(0.71)	(0.52)
Net Asset Value, End of Period	$16.03		$16.62	$15.08	$17.11	$14.87	$14.92
Total Return	15.80%(a)		15.99%	(9.81)%	16.26%	4.48%	(3.18)%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$50,047		$77,479	$148,296	$197,299	$95,229	$73,724
Ratios to Average Net Assets:
Expenses, Including Waivers	0.90%(b	)(c)	0.89%(c)	0.88%	0.88%	0.88%	0.88%
Expenses, Excluding Waivers	1.16%(b	)	0.97%	0.94%	0.95%	1.01%	0.99%
Net Investment Income, Including Waivers	1.40%(b	)	3.48%	2.21%	2.16%	1.93%	2.07%
Net Investment Income, Excluding Waivers	1.14%(b	)	3.40%	2.15%	2.09%	1.80%	1.96%
Portfolio Turnover Rate	46%(a	)	31%	19%	24%	23%	29%

(a) Not annualized.

(b) Annualized.

(c) Expense ratio exceeds the expense cap due to the impact of certain expenses which are excluded from the expense cap.

The accompanying notes are an integral part of the financial statements.

44	SLOW AND STEADY WINS THE RACE

Notes to the Financial Statements

March 31, 2024 (Unaudited)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946).

Securities valuation—Investments for which market quotations are readily available are valued at the closing price on the national securities exchange or market on which such investments are primarily traded and, in the case of securities reported on the Nasdaq system, at the Nasdaq Official Closing Price. The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. If a closing price is not reported on the national securities exchange or market on which such investments are primarily traded, an investment shall be valued using: (i) the closing price on another exchange on which the investment traded (if such price is made available by the Fund’s pricing agent) or (ii) investments for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices. Securities and assets for which market quotations are not readily available for any security, a fair value of such security will be determined in good faith by the Adviser, as the Board’s Valuation Designee, under procedures adopted and periodically reviewed by the Board and monitored by the Adviser’s Valuation Committee. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. Such prices are provided by approved pricing vendors or other independent pricing sources.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after March 31, 2024 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SLOW AND STEADY WINS THE RACE	45

Notes to the Financial Statements

March 31, 2024 (Unaudited)

The following tables summarize the inputs used as of March 31, 2024 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,762,789,350	$1,072,352,274	$72,397,074

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,762,789,350	$1,072,352,274	$72,397,074

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$3,345,727	$—	$—	$3,345,727

Consumer Discretionary	85,287,694	—	—	85,287,694

Consumer Staples	12,970,855	—	—	12,970,855

Energy	2,286,871	—	—	2,286,871

Financials	47,494,256	15,697,777	—	63,192,033

Health Care	44,956,771	—	—	44,956,771

Industrials	28,781,766	—	—	28,781,766

Information Technology	31,998,177	—	—	31,998,177

Utilities	27,788,637	—	—	27,788,637

Total Common Stocks	$284,910,754	$15,697,777	$—	$300,608,531

Investment Companies	727,465	—	—	727,465

Short-Term Investments	43,496	—	—	43,496

Total Investments	$285,681,715	$15,697,777	$—	$301,379,492

Other Financial Instruments

Forward Currency Contracts^	$—	$(333,113)	$—	$(333,113)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$4,535,998	$—	$—	$4,535,998

Consumer Discretionary	10,166,782	—	—	10,166,782

Consumer Staples	311,259	—	—	311,259

Financials	9,598,091	2,194,790	—	11,792,881

Health Care	12,435,055	—	—	12,435,055

Industrials	4,404,553	—	—	4,404,553

Information Technology	15,697,263	—	—	15,697,263

Utilities	2,259,674	—	—	2,259,674

Total Common Stocks	$59,408,675	$2,194,790	$—	$61,603,465

Short-Term Investments	895,841	—	—	895,841

Total Investments	$60,304,516	$2,194,790	$—	$62,499,306

Other Financial Instruments

Forward Currency Contracts^	$—	$116,804	$—	$116,804

*	As of March 31, 2024, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

46	SLOW AND STEADY WINS THE RACE

Notes to the Financial Statements

March 31, 2024 (Unaudited)

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”) that govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as open forward currency contracts with unrealized appreciation (assets) and open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as unrealized appreciation on forward currency contracts (assets) and unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as net realized gain (loss) on foreign currency transactions on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund use forward currency contracts in a strategy designed to reduce tracking error versus their respective benchmarks. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE THREE | INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2024 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$159,151,716	$85,217,479	$6,886,044	$161,716,430	$32,334,875

Sales	432,982,388	152,819,708	7,361,333	462,138,030	67,334,398

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Notes to the Financial Statements

March 31, 2024 (Unaudited)

NOTE FOUR | INCOME TAX

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to any state and local tax returns that may be required.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2024 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$2,018,785,331	$739,354,763	$55,469,895	$253,345,128	$48,260,134

Gross unrealized appreciation	807,316,826	363,716,839	18,359,498	51,615,762	14,528,949

Gross unrealized depreciation	(63,312,807)	(30,719,328)	(1,432,319)	(3,581,398)	(289,777)

Net unrealized appreciation (depreciation)	$744,004,019	$332,997,511	$16,927,179	$48,034,364	$14,239,172

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

NOTE FIVE |  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—The Adviser provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (the Management Agreement and the Advisory Agreement, collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Average daily net assets:

First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%

Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%

Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund

	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class

First $30 million	1.50%	1.50%	—	—

Over $30 million	1.00%	1.00%	—	—

On average daily net assets	—	—	1.00%	0.75%

Expiration of waivers*	—	—	2024	2024

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class

On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2024	2024	2024	2024

*	Through January 31, 2025. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

48	SLOW AND STEADY WINS THE RACE

Notes to the Financial Statements

March 31, 2024 (Unaudited)

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2024, distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Paid to Distributor	$1,466,897	$996,074	$53,716	$23,181	$16,069

Paid to Broker/Dealers	$1,062,021	$687,325	$28,921	$17,033	$9,493

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the volume of forward currency contracts measured by the number of trades during the year, and the average notional value of the forward currency contracts for the six months ended March 31, 2024 were:

	Ariel International Fund	Ariel Global Fund

Net Realized Gain (Loss) on Forward Currency Contracts	$(7,371,325)	$1,500,217

Change in Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts	$6,056,195	$(1,824,115)

Volume of Forward Currency Contracts	59	40

Average Notional Value of Forward Currency Contracts	$8,157,917	$1,597,256

Complete lists of forward currency contracts open as of March 31, 2024 are included in the Schedules of Investments for the respective Fund.

Rule 18f-4 under the 1940 Act requires, among other things, that funds deemed to be full derivatives users under the rule limit derivatives exposure through a value-at-risk test and requires such funds to adopt and implement a derivatives risk management program that is reasonably designed to manage derivatives risk. Accordingly, the Ariel International Fund and Ariel Global Fund have adopted a derivatives risk management program that takes into account how each Fund’s derivatives use affects its investment portfolio strategy, including whether derivatives are used to increase or decrease portfolio risks or facilitate efficient portfolio management.

NOTE SEVEN | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2024 in securities of a company deemed to be an affiliated company of the Funds as of March 31, 2024:

Security name	Shares Held March 31, 2024	Market Value September 30, 2023	Purchases	Sales	Net realized gain (loss)	Change in unrealized gain (loss)	Market Value March 31, 2024	Dividend Income

Ariel Fund

Common Stocks - 8.47%

Consumer Discretionary - 6.30%

Adtalem Global Education, Inc.(a)	2,128,128	$93,783,010	$14,454,768	$20,317,747	$9,249,540	$12,216,208	$109,385,779	$—

Leslie’s, Inc.(a)	9,928,552	64,894,736	11,855,841	28,347,040	(24,875,108)	41,007,159	64,535,588	—

		$158,677,746	$26,310,609	$48,664,787	$(15,625,568)	$53,223,367	$173,921,367	$—

Energy - 2.17%

Core Laboratories, Inc.	3,505,349	70,305,482	8,800,658	—	—	(19,234,779)	59,871,361	58,564

Total Common Stocks		$228,983,228	$35,111,267	$48,664,787	$(15,625,568)	$33,988,588	$233,792,728	$58,564

(a)	Non-income producing.

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Notes to the Financial Statements

March 31, 2024 (Unaudited)

NOTE EIGHT | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate. As of March 31, 2024, there were no outstanding borrowings under the Line.

For the six months ended March 31, 2024, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Fund	$2,113,571	4	6.33%

Ariel International Fund	8,243,862	51	6.33%

Ariel Global Fund	2,119,624	20	6.33%

50	SLOW AND STEADY WINS THE RACE

Important Supplemental Information

March 31, 2024 (Unaudited)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to February 2019, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ website at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

LIQUIDITY NARRATIVE FOR SHAREHOLDERS

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Ariel Investments, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity, and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk during the year ended December 31, 2023.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in November 2023, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of each Agreement.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to each Fund, both the Committee and the Board held meetings in November 2023 to review and evaluate materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of

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Important Supplemental Information

March 31, 2024 (Unaudited)

investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information relevant to the Board’s annual review of the Agreements that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and the Funds’ other service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the Adviser’s investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters such as the Funds’ Liquidity Risk Management Program, trading practices, broker approval and selection, shareholder communications, Fund marketing and distribution strategies, information technology, and cybersecurity protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether each Fund had operated within its investment objectives and each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Committee also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including with respect to the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee discussed with the Adviser’s portfolio managers factors that contributed to each Fund’s comparative performance as measured against its Broadridge Peer Group. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered the one-, two-, three-, four-, five-, and ten-year periods for the fiscal year ended September 30, 2023. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Committee discussed with the Adviser factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ Investor Class total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee observed that the Peer Group comparisons for the Funds’ Institutional Class shares were more illustrative since the Institutional Class does not charge 12b-1 fees.

The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the investment performance and fees and expenses of each Fund for the fiscal year ended September 30, 2023:

Ariel Fund. The performance for Ariel Fund (both share classes) ranked in the second quintile for the one-year period, the fourth quintile for the five-year period and the third quintile for the ten-year period as compared to its Broadridge Peer Group.

The actual management fees for Ariel Fund (both share classes) ranked in the first quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Fund’s Investor Class ranked in the third quintile, and the Fund’s Institutional Class ranked in the first quintile as compared to its Broadridge Expense Group.

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Important Supplemental Information

March 31, 2024 (Unaudited)

Ariel Appreciation Fund. The perfomance for Ariel Appreciation Fund (both share classes) ranked in the second quintile for the one-year period and the fourth quintile for the five-year and ten-year periods as compared to its Broadridge Peer Group.

The actual management fees for Ariel Appreciation Fund’s Investor Class ranked in the third quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Appreciation Fund’s Investor Class ranked in the fourth quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel Focus Fund. The performance for Ariel Focus Fund (both share classes) ranked in the fifth quintile for the one-year, the five-year and the ten-year periods as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel Focus Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the fifth quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Focus Fund (both share classes) ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel International Fund. Ariel International Fund’s Investor Class performance ranked in the fifth quintile for the one-year, the five-year period and the ten-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fifth quintile for the one-year period and the five-year period and the fourth quintile for the ten-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel International Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel International Fund’s Investor Class ranked in the fourth quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class performance ranked in the fourth quintile for the one-year, the five-year and ten-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fourth quintile for the one-year period and five-year period and the third quintile for the ten-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The actual management fees for Ariel Global Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the fourth quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Global Fund’s Investor Class ranked in the third quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation of each Agreement. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreement; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

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Fund Expense Example

March 31, 2024 (Unaudited)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2023 - March 31, 2024.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)

Fund and Return	Beginning Account Value 10/01/23	Ending Account Value 03/31/24	Expenses Paid During Period	Ending Account Value 03/31/24	Expenses Paid During Period	Annualized Expense Ratio

Ariel Fund

Investor Class	$1,000.00	$1,206.90	$5.52	$1,020.00	$5.05	1.00%

Institutional Class	1,000.00	1,208.50	3.75	1,021.60	3.44	0.68%

Ariel Appreciation Fund

Investor Class	$1,000.00	$1,152.00	$6.13	$1,019.30	$5.76	1.14%

Institutional Class	1,000.00	1,153.40	4.47	1,020.85	4.19	0.83%

Ariel Focus Fund

Investor Class	$1,000.00	$1,193.30	$5.48	$1,020.00	$5.05	1.00%

Institutional Class	1,000.00	1,195.80	4.12	1,021.25	3.79	0.75%

Ariel International Fund

Investor Class	$1,000.00	$1,137.00	$6.25	$1,019.15	$5.91	1.17%(a)

Institutional Class	1,000.00	1,137.40	4.86	1,020.45	4.60	0.91%(a)

Ariel Global Fund

Investor Class	$1,000.00	$1,157.30	$6.20	$1,019.25	$5.81	1.15%(a)

Institutional Class	1,000.00	1,158.00	4.86	1,020.50	4.55	0.90%(a)

* Expenses are calculated using each portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

(a) Expense ratio exceeds the expense cap due to the impact of certain expenses which are excluded from the expense cap.

54	SLOW AND STEADY WINS THE RACE

Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

SLOW AND STEADY WINS THE RACE	55

Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof ), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

56	SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 arielinvestments.com linkedin.com/company/ariel-investments instagram.com/arielinvestments twitter.com/arielinvests What’s Inside THE TROUBLING PARAMOUNT SAGA Co-CEOs John W. Rogers, Jr. and Mellody Hobson openly express concerns about recent merger talks, which may be sidestepping competitive bidding in favor of an exclusive discussion, which we view to be averse to the company’s fair market value. STORIES MY GRANDFATHER TOLD ME Vice Chairman Charlie Bobrinskoy recounts his grandfather’s advice, “Buy ‘em at one; Sell ‘em at two.” INVESTOR FOMO Chief Investment Oï¬ƒcer, Global and Emerging Markets Equities, Henry Mallari-D’Auria thinks with Japan amped up by FOMO hype, investors may want to look at South Korea. PORTFOLIO COMPANY SPOTLIGHTS Perspectives from our investment team on Bio-Rad Laboratories, Inc., First American Financial Corporation, GSK plc, Intel Corporation, Resideo Technologies, Inc., and Stellantis N.V. TPI (4,025) ©5/24 AI–01

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable for the reporting period.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date:	May 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date:	May 24, 2024

By:	/s/ Tricia Larkin
Tricia Larkin
Vice President and Treasurer
(Principal Financial Officer)

Date:	May 24, 2024